                                                                    EXHIBIT 10.7

                            Phoenix Business Center
                            Multi-Tenant Net Lease







LANDLORD:         PHOENIX BUSINESS CENTER PARTNERS,
                  a California Limited Partnership





TENANT:           Barbeques Galore, Inc.,
                  a California corporation





                                                    Date of Lease: March 6, 1992

                            Basic Lease Information

1.       Lease Date:       March 6, 1992

2.       Landlord:         PHOENIX BUSINESS CENTER PARTNERS,
                           a California Limited Partnership

3.       Address           c/o McLachlan Investment Company
         of Landlord:      4141 MacArthur Boulevard
                           Newport Beach, CA 92660

4.       Tenant:           Barbeques Galore, Inc.,
                           a California corporation

5.       Address           15041 Bake Parkway, Suite A
         of Tenant:        Irvine, California 92718

6.       Contact:          Sydney Selati, Chairman  Telephone: ______
                           Kevin J. Ralphs, Company Secretary

7.       Section 1.1       Building:        15041 Bake Parkway - Building 1
                           Suite(s):        A and a portion of B

8.       Section 1.3       Parking Spaces: 38

9.       Section 1.4       Rentable Area of Premises: 27,322 square feet

10.      Section 2.1       Term: sixty-five (65) months

                           Estimated Term Commencement Date: July 15, 1992
                             Actual: 8/22/92
                           Estimated Term Expiration Date:  December 14, 1997
                             Actual: 1/21/98

11.      Section 3.1       Monthly Rental:           $ 11,748.46

                           Annual Rental:            $140,981.52

12.      Section 4.1.2     Tenants Share:   7.6%

13.      Section 6.1       Use: warehousing, assembly, research and development,
                           and general administrative offices, for barbecues, fireplaces, wood burning stoves, and related products

14.      Section 29        Security Deposit: $ 11,748.46 (with interest at money
                           market rates)

15.      Section 27.1      Tenant's Broker: CB Commercial Real Estate Group
                                            Dan Sweet - Anaheim office

     The foregoing Basic Lease Information is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information hereinabove set forth and shall be construed to incorporate all of the terms provided under the particular Lease section pertaining to such information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

LANDLORD:                                            TENANT:

PHOENIX BUSINESS CENTER PARTNERS,                    Barbeques Galore, Inc.,
a California Limited Partnership                     a California corporation

By:      Russell/Sutro,
         a California limited partnership
Its:     general partner                             By: /s/ Sydney Selati
                                                        ------------------------
                                                           Sydney Selati
                                                     Its:  Chairman
         By:      /s/ Donald E. Russell
                  -----------------------
                  Donald E. Russell
         Its:     general partner
                                                     By:/s/ Kevin J. Ralphs
                                                        ------------------------
                                                           Kevin J. Ralphs
                                                     Its:  Company Secretary

            13.5.   Period of Limitations...................................12
            13.6.   Remedies Cumulative.....................................12
            13.7.   Expenses and Legal Fees.................................12
            13.8.   Landlord's Defaults.....................................12

14.    CONDEMNATION.........................................................12
            14.1.   Definitions.............................................12
            14.2.   Total Taking............................................12
            14.3.   Partial Taking..........................................13

15.    HOLDING OVER.........................................................13

16.    ASSIGNMENT AND SUBLETTING............................................13
            16.1.   Assignment and Subletting Prohibited....................13
            16.2.   Information Required....................................13
            16.3.   Landlord's Options......................................13
            16.4.   Tenant Merger, Acquisition, Associated Entities.........14
            16.5.   No Release of Tenant....................................14

17.    TRANSFERS AND REFINANCING............................................14
            17.1.   Conveyance of Landlord's Interest.......................14
            17.2.   Estoppel Certificate....................................14

18.    SURRENDER............................................................15
            18.1.   Surrender of Lease Not Merger...........................15
            18.2.   Redelivery of Premises to Landlord .....................15
            18.3.   Survival of Obligations.................................15

19.    SIGNS................................................................15

20.    NOTICES..............................................................15

21.    MISCELLANEOUS........................................................16
            21.1    Integration.............................................16
            21.2.   Time is of the Essence..................................16
            21.3.   Joint and Several.......................................16
            21.4.   Captions................................................16
            21.5.   Governing Law...........................................16
            21.6.   Landlord's Liability....................................16
            21.7.   Interest and Late Charges...............................16
            21.8.   Inurement...............................................16
            21.9.   Relationship............................................17
            21.10.  Waivers.................................................17
            21.11.  Severability............................................17
            21.12.  Miscellaneous...........................................17
            21.13.  Authority...............................................17
            21.14.  No Offer................................................17
            21.15.  Force Majeure...........................................17
            21.16.  Broker's Commission.....................................17
            21.17.  Recording...............................................17
            21.18.  Furnishing of Financial Statements......................17
            21.19.  Safety and Health.......................................17
            21.20.  Interstate Land Sales Act...............................18
            21.22.  Changes Requested by Lender.............................18
            21.23.  Nondiscrimination.......................................18
            21.24.  Entire Agreement........................................18

22.    SPECIAL PROVISIONS...................................................18

                            Phoenix Business Center
                             Multi-Tenant Net Lease



     This Lease is made as of March 6, 1992 by and between PHOENIX BUSINESS CENTER PARTNERS, a California Limited Partnership ("Landlord") and Barbeques Galore, Inc., a California corporation ("Tenant").

     In Consideration of the mutual promises herein, Landlord and Tenant agree as follows:

1.   PREMISES

     1.1.  Definition of Premises

           Landlord leases to Tenant, and Tenant hires from Landlord, pursuant to the provisions of this Lease, a portion (the "Premises") of the improved real property (the "Master Premises") known as Phoenix Business Center and Crow Irvine Development, located at 15041 and 15091 Bake Parkway and 1 Marconi, in the City of Irvine, Orange County, California. The Master Premises include the building or buildings (the "Building") which contains the Premises, certain other premises and certain Common Areas inside and outside the Building, which Master Premises are located on that certain real property leased by Landlord from The Irvine Company, a Michigan corporation ("Owner") pursuant to that certain ground lease dated December 1, 1980 (the "Ground Lease"). The Premises consist of approximately 27,322 square feet inside the Building. The Premises are leased and shall be used and occupied subject to all terms and conditions of the Ground Lease, any and all existing restrictive covenants, encumbrances, conditions, rights, covenants, easements, restrictions and rights-of-way of record, and other matters of record, if any, applicable zoning and building laws, regulations and codes, and such matters as may be disclosed by inspection. The Premises, as shell warehouse and office space, are not in conflict with the foregoing; to the best of Landlord's knowledge. Tenant's proposed use contemplated at the commencement of the lease term, as described in Paragraph
4.1. is not in conflict with the foregoing. Landlord's representations do not extend to, and Tenant assumes all responsibility for, compliance with all health, safety, fire, and similar requirements as they may apply from time to time to Tenant's use and occupancy of the Premises and the Master Premises. Exhibit "A" hereto, which is incorporated herein by reference, includes a description of the Master Premises and shows the location of the Premises within the Master Premises.

     1.2.  Common Areas

           The Common Areas include those areas and facilities (collectively "Common Areas") within the Master Premises which Landlord provides and designates for the general non-exclusive use and convenience of Landlord, Tenant, other tenants of Landlord and their respective employees and invitees. Common Areas include, without limitation: parking and loading areas; access roads and driveways; spur track; ramps and stairways; common loading docks; and landscaping and all areas outside the Building. Tenant's right to use Common Areas shall terminate upon the termination of this Lease. Landlord shall operate, manage and maintain all the Common Areas and determine expenditures ("Common Area Expenses", which term is defined more fully in Paragraph 5.2) for the Common Areas.

     1.3.  Acceptance of Premises

           To the best of Landlord's knowledge, at the date of this Lease, the Premises generally are not in violation of applicable zoning ordinances; Landlord makes no representations or warranties as to the suitability of the Premises for the specific purposes for which Tenant intends to use the Premises.

     1.4.  Changes to Building Facilities, Name

           1.4.1. Landlord may adopt any name for the Building and Landlord reserves the right to change the name and/or address of the Building at any time, subject to compliance with the sign program in effect for the Master Premises.

           1.4.2. Provided Landlord does not unreasonably interfere with Tenant's use or operation of the Premises or Master Premises, Landlord reserves the right, at any time before or after completion of the Building, without incurring any liability to Tenant therefor, to make such changes in or to the building and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages and other improvements thereof, as it may deem necessary or desirable, and Landlord shall at all times have the right and privilege of determining the nature and extent of and the rules and regulations governing the use of the Common areas, if any, and of making such changes therein and additions thereto from time to time which in its opinion are deemed to be desirable and for the best interest of all persons using the common areas, if any, including the location and relocation of driveways, entrances and exits, the direction and flow of traffic; installation of prohibited areas or landscaped areas; the addition of other buildings or facilities thereto; and additions to the total land areas of the Building.

2.   TERM

     2.1.  Initial Period; Commencement Date

           The term of this Lease shall be for a period of sixty-five (65) months beginning on the Commencement Date. The Commencement Date shall mean the earlier of (a) one (1) day after substantial completion of construction of the items described on Exhibit C, provided such date is not prior to July 15, 1992, or (b) the date on which Tenant first takes possession of the Premises ("Commencement Date"). Landlord agrees that the Premises will be substantially complete and approved for occupancy on or before September 15, 1992, subject to delays from causes beyond Landlord's reasonable control, including, but not limited to, acts of God, strike or labor troubles, fuel or energy shortages, governmental decree or failure of any governmental agency to act in a reasonable time. The term "Lease Year" shall mean the 12-month period beginning with the Commencement Date of the term of this Lease as determined above, and each successive 12-month period thereafter during the term of this Lease, provided that if the Commencement Date is other than the first day of a calendar month, then the first Lease Year shall commence on the first day of the next succeeding calendar month, but shall include the first such partial month from the Commencement Date. At the request of either party, each party shall execute a memorandum in the form attached hereto as Exhibit "B" confirming the Commencement Date for the term hereto, but failure of the parties to so confirm the Commencement Date shall not affect the determination thereof by Landlord pursuant to this Paragraph 2.1.

     2.2. In the event this Lease pertains to premises for which construction is to be performed by Landlord, the provisions of this Subparagraph 2.2 shall apply in lieu of the provisions of Subparagraph 1.3 above, and supplement the provisions of 2.1 above, and the "Commencement Date" shall be the date upon which the improvements erected and to be erected shall have been substantially completed in accordance with the plans and specifications described on Exhibit "C" attached hereto and incorporated herein by reference (the "Construction Addendum"). Landlord shall notify Tenant in writing as soon as Landlord deems said improvements to be completed and ready for occupancy. In the event that said improvements have not in fact been substantially completed, Tenant shall notify Landlord in writing of its objections. Landlord shall have a reasonable time after delivery of such notice in which to take corrective action as may be necessary, and shall notify Tenant in writing as soon as it deems such corrective action has been completed so that said improvements are completed and ready for occupancy. Taking of possession by Tenant shall be deemed conclusively to establish that said improvements have been completed in accordance with the plans and specifications and that the Premises are in good and satisfactory condition, as of when possession was so taken. Tenant acknowledges that no representations as to the repair of the Premises have been made by Landlord, unless such are expressly set forth in this Lease. After such "Commencement Date" tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the Premises. In the event of any dispute as to substantial completion or work performed or required to be performed by Landlord, the certificate of Landlord's architect or general contractor shall be conclusive. Notwithstanding the foregoing, following Tenant's acceptance of the Premises, Landlord shall have the obligation to complete items which are not complete in accordance with the requirements of Exhibit One to Exhibit C (the plans and specifications) as of the date Tenant takes possession of the Premises. Said incomplete items shall be described on a "punchlist" to be created in good faith by Landlord and Tenant prior to occupancy by Tenant. Landlord shall endeavor to complete the items described on the punchlist within thirty (30) days following occupancy by Tenant.

     2.3.  Delay and Delivery

           If Landlord is unable to deliver possession of the Premises to tenant for any cause, then (a) Landlord shall not have any liability to Tenant for any consequential loss or damage, nor shall this Lease be void or voidable, but this Lease shall remain valid and continue in full force and effect, and (b) rent shall not be payable until Landlord does deliver possession of the Premises to Tenant, subject to the provisions of Paragraph 2.1.

3.   RENT AND SECURITY DEPOSIT

     3.1.  Manner of Payment

           Tenant shall pay Landlord all amounts due from Tenant to Landlord hereunder, whether for rent or otherwise, in lawful money of the United States, without any deduction or offset, at the address set forth herein for delivery of notices to Landlord or at such other address as Landlord may designate in writing.

     3.2.  Rent

           Tenant shall pay Landlord minimum annual rent for the initial period of the term hereof, in advance, in the amount of one hundred forty thousand nine hundred eighty-one and 52/100 Dollars ($140,981.52), in monthly installments of eleven thousand seven hundred forty-eight and 46/100 Dollars ($11,748.46) each, commencing on the first day of the calendar month first commencing after the Commencement Date, and on or before the first day of each successive calendar month during the term hereof. Unless the Commencement Date is the first day of a calendar month, rent for the partial month which begins on the Commencement Date shall be prorated and Tenant shall pay the rent for said partial month with the first regular installment of rent hereunder. The first calendar month's rent shall be due and payable upon execution of this Lease. (See First Addendum to Lease - Paragraph 23)

     3.3.  Cost of Living Increase

     3.4.  Security Deposit

           Upon executing this Lease, Tenant shall make a deposit (the "Security Deposit") with Landlord of eleven thousand seven hundred forty-eight and 46/100 Dollars ($11,748.46). The Security Deposit shall secure Tenant's obligations hereunder to pay rent and other money amounts, to maintain the Premises and repair damages thereto, to surrender the Premises to Landlord in clean condition and good repair upon termination of this Lease and timely to discharge Tenant's other obligations hereunder. Landlord shall place the Security Deposit in an account in the name of Tenant, for the benefit of Landlord, which account shall be held by, and controlled by, McLachlan Investment Company or its successor, if any, as property manager of the Master Premises. The account shall be held separate from other funds of Landlord, and may be drawn upon as provided herein. Said account shall earn interest, which shall accrue and increase the Security Deposit. If Tenant fails to perform Its obligations hereunder, then Landlord may, but without any obligation so to do, apply all or any portion of the Security Deposit toward fulfillment of Tenant's unperformed obligations. If Landlord does so apply any portion of the Security Deposit Tenant, upon demand by Landlord, shall immediately pay Landlord a sufficient amount in cash to restore the Security Deposit to its full original amount. On termination of this Lease, if Tenant has then fully performed all its obligations hereunder, Landlord shall return the Security Deposit (including any interest which has not been applied by Landlord) to Tenant. But if Landlord earlier sells or otherwise transfers Landlord's rights or interest under this Lease, Landlord may deliver the Security Deposit to the transferee, whereupon, provided that Landlord complies with any applicable requirements of Section 1950.5 of the civil Code of the State of California and of any similar or successor statute, Landlord shall have no further liability to Tenant concerning the Security Deposit. Tenant shall have the right to deposit a letter of credit, in the amount specified above for the security deposit, in lieu of making a cash security deposit. Said letter of credit shall be in a form reasonably acceptable to Landlord, and shall incorporate an expiration date of at least thirty (30) days following the expiration of the lease term.

4.   USE

    4.1.   Permitted Use

           Throughout the term hereof Tenant shall continuously occupy and use the Premises only for the following purpose, namely: warehousing, assembly, research and development, and general administrative offices, for barbecues, fireplaces, wood burning stoves, and related products. In the event Tenant desires to occupy and/or use the Premises for a purpose other than that described in the preceding sentence, Tenant shall first obtain the written consent of Landlord, which consent shall not be unreasonably withheld. The Premises shall be used only for the purpose of receiving, storing, shipping and selling (other than retail as more fully prohibited below) products, materials and merchandise made and/or distributed by Tenant, and for such other lawful purposes as may be incidental thereto. Outside storage is prohibited without Landlord's prior written consent. Tenant shall, at its own cost and expense, obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances and regulations and all recorded covenants, conditions and restrictions applicable to the use of the Premises, including, but not limited to, all applicable provisions of (i) the City of Irvine Planned Community District Regulations, including but not limited to, the general Development Standards contained therein, without regard to any amendment or abolition thereof by such city at any time hereafter, (ii) the Declaration of Restrictions recorded on September 29, 1978 at Book 12864, Page 63 of Official Records of Orange County, California and any amendments thereto, without regard to any expiration thereof, and (iii) the Architectural and Landscape Standards, all as set forth in the booklet entitled Development Standards - Irvine Industrial Complex East - Phase I and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with the Premises, all at Tenant's sole expense, provided, however, that Tenant shall not be obligated to spend more than $1,000.00 per annum to comply with the foregoing unless the reason for necessity to comply results from Tenant's particular use; the Premises, as shell warehouse and office space, are not in conflict with the foregoing, to the best of Landlord's knowledge, Tenant's proposed use contemplated at the commencement of the lease term, as described in Paragraph 4.1, is not in conflict with the foregoing. Landlord's representations do not extend to, and Tenant assumes all responsibility for, compliance with all health, safety, fire, and similar requirements as they may apply from time to time to Tenant's use and occupancy of the Premises and the Master Premises. Unless expressly approved by both Owner and Landlord, which approvals may be withheld by Owner and Landlord, in their sole discretion, Tenant shall not:

           (a) Use, develop or attempt to use or develop the Premises or any portion thereof for any purpose other than those purposes expressly allowed (without the benefit of a conditional use permit, zone variance, exception or amendment) under the City of Irvine Planned Community District Regulations;

           (b) Change or attempt any change in zoning, or the obtaining of or application for a conditional use permit, zoning variance or exception or other similar approval with respect to the use or development of the Premises or any portion thereof not expressly allowed under such existing zoning;

           (c) Develop or allow the use of more than 50% of the Premises, or any portion thereof sublet in accordance with the provisions hereof, for office purposes;

           (d) Construct or maintain any structure or improvements in the Premises not in full compliance with all requirements of law or as contained herein or in any recorded covenants, conditions and restrictions existing from time to time covering the Premises;

           (e) Operate any retail business or activity on the Premises, or use the Premises or any facilities thereon as a point of customer (or intermediate or ultimate user) pick-up or delivery of products or services for a retail activity; or

           (f) Effect any change or amendment to any parcel or final map covering the Premises or record any further parcel or final map of the Premises or any portion thereof or facilities thereon, pursuant to California Government Code Sections 66410 et seq., or any similar statute hereafter enacted, and any
                    -- ---
local ordinances adopted pursuant thereto, or file any applications with any governmental agency with respect thereto unless expressly approved by Landlord, which approval may be withheld by Landlord in its sole discretion.

     Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the building in which the Premises are situated or unreasonably interfere with their use of their respective premises. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly inflammable. Tenant will not permit the Premises to be used for any purpose or in any manner (including without limitation any method of storage) which would render the Insurance thereon void or the insurance risk more hazardous or cause the state Board of Insurance or other insurance authority to disallow any sprinkler credits. Tenant shall not use the Premises for any other purpose without Landlord's prior written consent.

5.   COMMON AREA EXPENSES

     5.1.  Payment of Tenant's Share of Common Area Expenses

           Tenant shall pay Landlord, as additional rent, Tenant's Share of Common Area Expenses during the term hereof, in monthly installments as billed by Landlord. As use herein the term "Tenant's Share" shall mean seven and 6/10 percent (7.6%); the parties acknowledge that Tenant's Share, as used herein, is the ratio of the square footage of Premises to the square footage of all tenant premises in the Master Premises, as the Master Premises are constituted from time to time. Landlord shall maintain accurate records of Common Area Expenses which tenant may examine, during Landlord's normal business hours at landlord's office, not more frequently than quarterly.

     5.2   Common Area Expenses

           As used herein, the term "Common Area Expenses" shall mean the sum of the following items:

           5.2.1. Taxes and Assessments. The amount of all Taxes. As used herein the term "Taxes" shall mean and include, without limitation: (i) all real and personal property taxes and assessments and all other taxes, charges, levies and license and permit fees of any kind or nature whatsoever, foreseen or unforeseen, general or special, which are levied or assessed with respect to all or any portion of the Master Premises and the improvements, fixtures, equipment and other property of Landlord therein; (ii) any taxes (of whatsoever nature and however characterized) which become payable by Landlord, whether or not now customary or within the contemplation of Landlord or Tenant, which are levied in addition to or in lieu of such real or personal property taxes or assessments
(a) upon, allocable to or measured by rent or other amounts payable to Landlord hereunder, (b) with respect to the receipt of such rents or amounts by Landlord, or (c) with respect to any activity or right of Tenant in the leasing, possession, occupancy, use, operation, management, repair, maintenance, alteration, or improvement of the Premises; and (iii) any costs incurred by Landlord In contesting any taxes. Taxes shall include the annual installments under any general or special assessment against the Master Premises whether first imposed prior to or during the term hereof, which annual installments fall due during the term hereof. Taxes shall be reduced by any refunds, reductions, etc. obtained by Landlord. Notwithstanding the foregoing, to the extent that any such taxes are attributable to Tenant, Landlord may, at its option, exclude such amounts from the Taxes and bill such amounts directly to Tenant who shall promptly pay them. Taxes shall not include: any taxes or assessments against the personal property of Tenant or any other tenant of the Master Premises, which taxes and assessments are separately billed to Tenant or such other tenant by the tax collecting authority; or any income tax franchise tax or transfer tax for which Landlord may be or become personally liable.

           5.2.2. Operating and Maintenance Expenses for Common Areas. The amount of (i) the cost of the structural and nonstructural maintenance and repairs Landlord performs hereunder directly or through independent contractors (excluding structural repairs resulting from damage from causes other than use or ordinary wear and tear of the Master Premises); (ii) the cost of any alteration of or work upon the Master Premises required by any governmental authority which requirement is not attributable primarily to the particular use which a particular tenant or occupant makes of the Master Premises amortized as hereinafter described; (iii) the cost of utilities not separately metered to particular tenants; premiums for casualty, liability and other insurance on the Master Premises carried by Landlord as required or permitted herein; periodic painting of the exterior of the Building; service contracts; and such other items as are customarily included in the cost of maintaining and repairing the Building and Common Areas; and (iv) the cost of any capital improvements made after the date of this Lease for purposes of saving labor or otherwise reducing applicable operating costs, not to exceed the aggregate estimated cost savings annualized on a straight line basis over the useful life of the capital improvements as reasonably determined by Landlord. Notwithstanding the foregoing, maintenance and repairs which are the result of latent defects of the Premises or Master Premises shall not be included in Common Area Expenses, nor shall Tenant be required to pay more than seven thousand five hundred dollars ($7,500.00) over the sixty-five (65) month lease term for repairs to the structure, foundation, and roof which are not caused by Tenant's use and/or occupancy of the Premises or Master Premises.

     5.3.  Contests

           Tenant, at its cost, in good faith and lawful manner, may contest the legality or amount of any tax or assessment against the Premises or Master Premises. In furtherance of any such contest, Landlord, if Tenant requests, shall declare to the tax collecting authority that contested payments are paid under protest. Tenant shall indemnify and hold Landlord harmless against any cost, expense (including, without limitation, attorneys' fees) loss or damage resulting from any such contest. If Landlord deems it necessary to prevent a sale of the Premises or Master Premises or other loss or damage to Landlord, or to prevent the imposition or accrual of any interest, penalties or delinquency charges Landlord may require that the entirety of any contested tax or assessment be paid under protests or that Tenant take such other steps as Landlord may reasonably deem necessary to prevent sale of the Premises or loss or damage to landlord. If any contest is adjudicated adversely to Tenant, Tenant shall promptly pay tenant's Share IF any unpaid portion of the contested tax or assessment, as well as any increased tax or other charge which may result therefrom.

     5.4.  Substituted Taxes

           If at any time during the term of this Lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or for any future building or buildings on the Premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term Taxes for purposes hereof.

     5.5.  Taxes on Tenant's Personal Property

           Tenant shall pay before delinquency, directly to the tax collecting authority, all taxes, assessments, license fees and public charges which become due during the term of this Lease upon Tenant's personal property at the Premises.

6.   PAYMENT BY TENANT

     Tenant shall pay for gas, heat, light, water, power, telephone and other communication service, sanitary and sewer charges, janitorial services, scavenger services, and all other utilities and services consumed on or supplied to the Premises, any of which are separately metered to the Premises or are charged directly to Tenant or the Premises by the supplier of the utility service together with any taxes, penalties, surcharges or the like pertaining thereto, and maintenance charges for utilities and shall furnish all electric light bulbs and tubes. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion, as determined by Landlord, of all charges jointly metered with other premises. Tenant shall pay any costs arising from the hook-up or connection of such utilities or services to the Premises. Landlord shall have no liability to Tenant for any lack of or failure in such utilities and services, whether such failure or lack results from accidents, repairs, strikes, labor disturbances or disputes, or from any other cause (excepting only breaches of this Lease by Landlord). No such lack or failure shall constitute an eviction. Landlord shall not be liable to Tenant for any loss or damage Tenant may sustain from any such lack or failure or in connection with such utilities and services, unless such loss or damage is caused by Landlord's intentional affirmative acts or gross negligence. In the event that utilities are not available to the Premises for more than fifteen
(15) consecutive days, and such unavailability of utilities has not been caused by Tenant, Tenant's agents, employees, visitors, vendors, etc. and such unavailability of utilities makes it impractical for Tenant to conduct its business in the ordinary course from the Premises, then the payment of rent shall abate for the period of unavailability of utilities.

7.   MAINTENANCE, REPAIRS AND ALTERATIONS

     7.1.  Landlord's Obligations

           Landlord, throughout the term of this Lease, shall keep and maintain in good and sanitary order and repair: Common areas and the exterior surface of sidewalls of the Building and the roof of the Building. The cost of the foregoing work to be performed by Landlord shall be included as a Common Area Expense. Landlord shall have no obligation to maintain or repair the Premises except as this Lease explicitly provides. Tenant expressly waives all rights it would otherwise have pursuant to California Civil Code Sections 1932(2), 1933(4), 1941 and 1942, and any successor or other law, statute or ordinance hereafter in effect of similar importance or otherwise affecting the rights and obligations of the parties as otherwise provided herein.

     7.2.  Tenant's Obligations

           At all times after the Commencement Date, Tenant, at its cost, shall maintain the entirety of the Premises in good and sanitary order, condition and repair excepting only damage caused by fire or other casualty or which this Lease does not otherwise obligate Tenant to repair. Tenant hereby waives any right it may have to make repairs at Landlord's expense under Section 1942 of the Civil Code of the State of California and all rights under Section 1941 of said Civil Code or under any other similar law now or hereafter in effect. Tenant's obligations of maintenance under this Paragraph shall be inclusive and shall extend, without limitation, to both structural and non-structural ordinary and extraordinary repairs (excluding structural repairs resulting from damage from causes other than use or ordinary wear and tear); floors and floor coverings; walls and finish work; foundation (excluding structural repairs resulting from damage from causes other than use or ordinary wear and tear); downspouts, gutters; loading doors; loading docks and pads; entryways, doors and locks; all glazing (including skylights); Tenant's signs; plumbing systems, electrical systems and heating and air conditioning systems and equipment in the Premises; and any damage to the Master Premises or Premises directly or indirectly caused by tenant or tenant's employees and invitees. Tenant, at its cost, shall comply with all the requirements of any governmental authorities, whether now or hereafter in effect, involving (a) either the structure or physical condition of all or any portion of the Premises or work to satisfy applicable code requirements, which, in either case, are attributable primarily to the particular use which Tenant makes of the Premises, or (b) the California Occupational Safety and Health Act of 1973, all subject to Landlord's obligations and representations herein. Notwithstanding the foregoing, Tenant shall not be required to pay more than seven thousand five hundred dollars ($7,500.00) over the sixty-five (65) month lease term under this Paragraph 7.2 or Paragraph 5.2.2 hereof for repairs to the structure, foundation, and roof which are not caused by Tenant's use and/or occupancy of the Premises or Master Premises.

     7.3.  Common Walls

           The cost of maintenance and repair (other than latent defects) of any common party wall (any wall, divider, partition or any other structure separating the Premises from any adjacent premises occupied by other tenants) shall be shared equally by Tenant and the tenant occupying adjacent premises. Tenant shall not damage any party wall or disturb the integrity and support provided by any party wall and shall, at its sole cost and expense, promptly repair any damage or injury to any party wall caused by Tenant or its employees, agents or invitees.

     7.4.  Landlord's Reservations

           Landlord reserves the right to perform the roof, paving, and landscape maintenance, exterior painting and common sewage line plumbing and any maintenance and repair obligations which are otherwise Tenant's under Paragraph
7.2 above, and Tenant shall, in lieu of the obligations set forth under Paragraph 7.2 above with respect to such items, be liable for Tenant's Share (as defined in Paragraph 5.1 above) of the cost and expense of the care for the grounds around the building, including but not limited to, the mowing of grass, care of shrubs, general landscaping, maintenance of parking areas, driveways and alleys, roof maintenance, exterior repainting and common sewage line plumbing; provided that if tenant or any other particular tenant of the building can be clearly identified as being responsible for obstruction or stoppage of the common sanitary sewage line, then Tenant, if Tenant is responsible, or such other responsible tenant shall pay the entire cost thereof, upon demand, as additional rent. Tenant shall pay the entire cost thereof, upon demand, as additional rent. Tenant shall pay when due its share, determined as aforesaid, of such costs and expenses along with the other tenants of the Building to Landlord upon demand, as additional rent, in the event Landlord elects to perform or cause to be performed such work. If Tenant fails to promptly perform any maintenance or repair obligation(s) resulting from damage caused in part or in whole, directly or indirectly, by any intentional or negligent act or omission on the part of Tenant and/or Tenant's directors, officers, employees, agents, contractors, invitees or licensees, Landlord shall have the right to perform such obligations at Tenant's cost.

     7.5.  Rail Use

           Landlord shall be responsible for coordinating any repairs and other maintenance of any rail tracks serving or to serve the Building, and the cost of
such work shall be included as a Common Area Expense.   Such cost to Tenant
shall not exceed one thousand dollars ($1,000.00) per annum unless the costs are the result of Tenant's use of the rail tracks or the result of actions by Tenant or Tenant's employees, agents, vendors, visitors, etc.

     7.6.  Warranties

           If Tenant requests, Landlord shall assign to Tenant any equipment or appliance warranties running to Landlord, enforcement of which would reduce the cost or facilitate the performance of tenant's maintenance and repair obligations hereunder. Tenant shall reassign such warranties to Landlord on termination of this Lease.

     7.7.  Exterior Portions of the Premises

           Tenant shall maintain the aesthetic appearance of the Premises in neat and attractive condition. Tenant shall not store supplies, work in process, Inventory or other materials, or waste or garbage outside the building or in Common areas without Landlord's prior consent, which Landlord may condition upon compliance with applicable recorded restrictions and upon installation, at tenant's cost, of suitable storage facilities including aesthetic screening. Such facilities shall constitute Tenant's Alterations (as said term is defined herein).

     7.8.  Service Contracts

           Tenant shall use independent contractors to discharge its obligations hereunder to maintain and repair portions of the Premises such as air conditioning and heating systems, or other mechanical equipment. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all heating and air conditioning systems and equipment within the Premises. The maintenance contractor and the contract must be approved by Landlord and Mortgagee as defined below in Paragraph 12.2. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy thereof delivered to Landlord and Mortgagee) within thirty (30) days of the date Tenant takes possession of the premises. Tenant shall notify Landlord of any subsequent independent contractors and of the service contract terms. Each such service contract shall provide (a) for automatic termination if for any reason this Lease terminates and (b) for the assignment to Landlord, upon termination of this Lease, of any causes of action arising under the service contract against the independent contractor.

     7.9.  Personal Property of Tenant

           Tenant, at its sole cost and expense, may install in the Premises furniture, fixtures, equipment and machinery (collectively, "Tenant's Trade Fixtures") necessary for the business which this Lease permits Tenant to conduct in the Premises. Tenant's Trade Fixtures shall be and remain the personal property of Tenant, which Tenant may replace and remove during the term of this Lease, and which Tenant shall remove at the termination of this Lease. Tenant, at its cost, shall repair all damage to the Premises which installation, replacement or removal of Tenant's Trade Fixtures may cause. From time to time, if and as Landlord requests, Tenant shall furnish Landlord a written itemization of tenant's Trade Fixtures in the Premises.

     7.10. Alterations

           7.10.1. Landlord's Approval. Tenant shall not make or suffer any alterations, improvement or addition ("Tenant's Alterations") to the Premises without first obtaining Landlord's written consent, which consent shall not be unreasonably withheld or delayed. Tenant's Alterations shall include any work by Tenant which affects the Premises, such as, without limitation, any work which affects the exterior of the Premises or any structural, plumbing, electrical or mechanical component of the Premises, but shall exclude (a) Tenant's Trade Fixtures, which are governed by Paragraph 7.9 and (b) maintenance and repairs performed by tenant under Paragraph 7.2. Tenant may, without consent of Landlord, but at its own cost and expense and in a good workmanlike manner make such minor alterations, additions or improvements or erect, remove or alter such partitions, or erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging such Building or improvements and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. Tenant's Alterations shall be deemed part of the Premises for purposes of Tenant's obligations hereunder to maintain and repair the Premises. Upon completion, tenant's alterations shall become Landlord's property, which upon termination of the lease, Tenant shall surrender with the Premises unless Landlord, by written notice to tenant, requires

Tenant to remove Tenant's Alterations, in which case Tenant, at Tenant's cost, shall remove Tenant's Alterations, repair any damage such removal causes, and restore the Premises to their condition prior to installation of Tenant's Alterations. In default thereof, Landlord may effect said removals and repairs at Tenant's expense.

           7.10.2. Owner's Approval. In addition to compliance with the requirements imposed in Subparagraph (a) above and otherwise pursuant to this Lease, Tenant shall comply with the provisions of this subparagraph. As used in this subparagraph, the terms "Improvements" shall mean and include without limitation all buildings, outbuildings, parking or loading areas, roadways or walkways, separate display or storage areas, trackage, fences, walls, poles, signs, exterior lighting, canopies, awnings, antennas, billboards, marquees, hedges, mass or large plantings, and all other structures of any kind located above the ground level of any site, and any replacements, additions, repairs or alterations thereto of any kind whatsoever. No Improvement of any nature whatsoever (including, but not limited to, any alteration or addition to any improvements existing from time to time) shall be constructed, placed or assembled and maintained on the Premises until Owner has first approved the exterior design, density, size, appearance and location thereof. Before commencing any work of Improvement or applying for any governmental permit or approval with respect thereto, Tenant shall first deliver or cause to be delivered to Owner for approval as provided below, two sets of schematic plans and preliminary specifications including at least grading and drainage plans, exterior elevations, roof plans and site plans, to the extent applicable, showing in reasonable detail existing topography and proposed type of use, size, land coverage, shape, height, location, material, color scheme and elevation of each proposed Improvement, all proposed ingress and egress to public or private streets or roads, all utilities and service connections, and all proposed landscaping, parking, exterior lighting, signs, cut and fill, finished grade, run-off and concentration points. After such approval by Owner but prior to commencing any such work, Tenant shall also submit to Owner for approval final plans and specifications for any proposed Improvements in the same manner as provided in this paragraph with respect to schematic plans and preliminary specifications. All plans and specifications for grading or Improvements to be submitted to Owner hereunder shall be prepared by a duly licensed or registered architect or engineer, as the case may be. Owner shall not unreasonably withhold its approval of any such plans or specifications. Owner shall be conclusively deemed to have given Its approval therefor unless, within 30 days after all such plans and specifications have been received, by Owner's project manager or another person designated by Owner, Owner shall give Tenant written notice specifying in reasonable detail each item which Owner disapproves. Unless so disapproved, Owner shall endorse its approval on at least one set of plans and return the same to Tenant. Without limiting the generality of the foregoing, Owner may disapprove any plans which are not in harmony or conformity with other existing or proposed Improvements on or in the vicinity of the Premises, or with Owner's master utility, circulation or general aesthetic or architectural plans and criteria for the Premises, the Master Premises and the general area in which the premises are located, Including, but not limited to such matters as adequacy of site and Improvement dimensions, external appearance, relation of topography, grade and elevation of the site being improved with neighboring sites and nearby streets, and the effect of location and use of Improvements on neighboring sites, Improvements or operations. Notwithstanding the foregoing, Tenant may repair, replace, alter or reconstruct any Improvement on the Premises for which plans were previously approved by Owner as provided above, but only if such repair, replacement, alteration or reconstruction is substantially identical to the Improvement previously so approved. Nothing herein shall be deemed to grant Tenant any right to make any Improvements not otherwise expressly permitted by this Lease. As of the execution of this Lease, Landlord represents that all approvals required to be obtained from Owner for the work to be performed by Landlord hereunder have been, or will be, obtained from Owner.

     7.11. Mechanic's Liens

           Tenant shall notify Landlord at least fifteen (15) days prior to commencing any work affecting the Premises, regardless whether this Lease requires Tenant to obtain Landlord's consent for such work, if Tenant can reasonably expect such work to cost in excess of $1,000, so Landlord has a reasonable amount of time to post notices of nonresponsibility. Tenant shall keep the Premises and Tenant's leasehold hereunder free of any lien (or stop notice, claim or other charge or encumbrance) which may arise out of any work affecting the Premises or any materials or labor furnished to the Premises for or at the behest of Tenant. If Landlord requests, Tenant shall furnish Landlord with such security, including a labor and materials bond and/or a performance bond, as Landlord may deem reasonable to protect the Premises against the attachment or foreclosure of any such lien.

           Tenant shall have no authority, express or implied, to create or place any lien or encumbrance, of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any connection with any work performed on the Premises on which any lien is or can be validly and legally asserted and that it will save and hold Landlord harmless from any and all claim, loss, cost or expense, including, without limitation, attorneys' fees, based on or arising out of assented claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this Lease.

8.   ENTRY BY LANDLORD

     8.1.  Entry by Landlord

           Landlord, Landlord's agents, Owner and Owner's agents, may enter the Premises at all reasonable times upon reasonable notice to Tenant, except in the case of emergency, to perform Landlord's obligations hereunder, to inspect Tenant's performance of Tenant's obligations hereunder and to exhibit the Premises to actual or prospective lenders, purchasers and tenants and for any other reasonable purpose. Landlord shall have the right to place "for sale" signs at any time during the term and "for rent" signs during the last 180 days of the term on the Premises, which Tenant shall neither molest nor obscure. The performance of work on the Premises by Landlord, whether to discharge Landlord's obligations hereunder or to prevent waste or deterioration, including the placement in the Premises of supplies and materials necessary for such work, shall not be deemed to constitute a partial or total eviction of Tenant and neither rent nor any other obligation of Tenant hereunder shall abate while any entry or work by Landlord hereunder is underway. Landlord shall, however, use its best efforts in the conduct of any such entry or work to minimize any interference with Tenant's use of the Premises. In no case of entry shall Landlord have any liability to tenant and tenant shall have no claim against Landlord hereunder. None of Landlord's rights under this section shall be deemed to impose on Landlord any obligation for the maintenance or repair of the Premises in addition to the obligations which other paragraphs of this Lease explicitly impose on Landlord. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the Premises and shall arrange to meet with

Landlord for a joint inspection of the Premises at the time of vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repair and restoration.

9.   INSURANCE

     9.1.  Tenant's Liability Insurance and Fire and Extended Coverage of
Fixtures

           Tenant agrees, at its sole expense, to maintain in full force during the term of this Lease, a policy or policies of Comprehensive General Liability Insurance, which will insure Tenant, and name Mortgagee(s), Landlord, Landlord's property manager, agents and/or Owner, as additional insureds against liabilities for injury to persons and/or property occurring in, on or about the Premises. The limits of liability under such insurance shall not be less than a $1,000,000 primary policy with an umbrella policy of $5,000,000 per occurrence for bodily/personal injury and/or property damage. Such coverage shall also include at least personal injury, independent contractors, broad form property damage, products liability and completed operations, contractual liability, host liquor liability and liquor law liability if Tenant engages in serving or in the sale of alcoholic beverages, with respect to alterations, improvements and the like required or permitted to be made by Tenant hereunder, contingent liability and builder's risk insurance, in amounts satisfactory to Landlord and Mortgagee, boiler and machinery insurance, if applicable; Tenant also agrees to maintain insurance against fire, extended coverage vandalism, malicious mischief and such other additional perils as now are or hereafter may be included in an "All Risk" extended coverage endorsement, covering Tenant's leasehold improvements, merchandise, trade fixtures, furnishings, equipment and all other items of personal property of Tenant located on or in the Premises, in an amount equal to not less than 90% of the actual replacement cost thereof, including property of others which is in Tenant's possession, worker's compensation coverage as required by law, including employer's liability, and business interruption insurance, in amounts reasonably satisfactory to Landlord and Mortgagee. Landlord or Mortgagee may, in their reasonable discretion, require Tenant to increase the limits of the comprehensive general liability policy required in this Paragraph, but not beyond that deemed appropriate in the general area.

     9.2.  Fire and Extended Coverage

           Throughout the term of this Lease Landlord shall cause the Building (but not Tenant's Trade Fixtures and Tenant's other personal property in the Premises) to be insured in an amount not less than 80% of the replacement cost thereof against loss or damage by fire and such other risks as are now or hereafter included under "All Risk" coverage in common use for commercial structures in the vicinity of the Building, including, if Landlord deems necessary flood and/or other types of insurance. The cost of said insurance shall be a Common Area Expense; but if such insurance cost is increased due to Tenant's use of the Premises, Tenant shall pay Landlord the full amount of such increase. Tenant, shall have no interest in nor any right to the proceeds of said insurance. All proceeds thereunder shall be paid to Landlord (a) to be disbursed by Landlord if the damage is repaired and the affected improvements restored, in accordance with such progress payment schedule as Landlord may approve, or (b) to be retained in full by Landlord if this Lease is terminated on account of the casualty giving rise to such proceeds.

     9.3.  Form of Policies

           Tenant shall carry all insurance which this Lease requires Tenant to maintain with Insurance companies which are satisfactory to Landlord and Mortgagee and licensed to do business in the State of California. All policies evidencing such coverage shall provide that: (i) any loss shall be payable notwithstanding any act or negligence of Landlord which might otherwise result in a forfeiture of coverage; (ii) the carrier waives the right of subrogation against Landlord, Mortgagee and against Landlord's agents and representatives;
(iii) the policies evidencing such coverage are primary and noncontributing with any insurance that may be carried by Landlord; (iv) such coverage cannot be cancelled, modified, reduced or otherwise materially changed except after thirty
(30) days' prior written notice to Landlord; and (v) with respect to general liability policies only, Landlord and Mortgagee shall be included as additional insureds as their interests may appear. Tenant shall furnish Landlord and Mortgagee with copies of all policies evidencing such coverage promptly on receipt of them, or, if Landlord and Mortgagee expressly agree, with certificates evidencing such coverage. Tenant may effect for its own account any insurance not required under this Lease. Tenant may provide by blanket insurance, covering the Premises and any other location or locations, any insurance required or permitted under this Lease.

     9.4.  Procedures and Remedies

           Tenant shall deliver to Landlord, in the manner required for notices,
(a) certificates evidencing, and a copy of, all insurance policies and endorsements this Lease requires Tenant to carry, and (b) proof satisfactory to Landlord that Tenant has fully paid the premiums for the procurement and maintenance of such coverage, all within the following time limits:

           (i) For insurance required at the commencement of the term of this Lease, upon execution hereof.

           (ii) For insurance required at a later date, at least thirty (30) days before the requirement takes effect; and

           (iii) For any renewal or replacement of a policy already in existence, at least thirty (30) days before expiration or other termination of the existing policy.

If Tenant fails or refuses to procure or to maintain the insurance coverage required hereunder, or fails or refuses to furnish Landlord with proof that said coverage has been procured and is in force and paid for, Landlord shall have the right, at Landlord's election and without notice to Tenant, but without any obligation so to do, to procure and maintain such coverage. Tenant shall reimburse Landlord on demand for any premiums Landlord so pays.

     9.5.  Waiver of Subrogation

           Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its elections, may pay the same, but shall not be obligated to do so.

10.  INDEMNITY

     10.1. Waiver of Damages

           Landlord shall not be liable to Tenant, and Tenant hereby waives any claim against Landlord, for injury to or death of any person or damage to any property that may result from negligence or any cause whatsoever in connection with the Premises and the Master Premises other than directly and solely from the gross negligence or intentional affirmative act of Landlord. Except as aforesaid, Tenant hereby fully assumes all risk of damage, from any source, to any property in the Premises.

     10.2. Indemnification

           Tenant shall indemnify, defend and hold Landlord harmless against any and all claims or liability for the death of or any injury to any person and for damage to any property whatsoever, at the Premises or any part thereof, if any such death, injury or damage is caused in part or in whole, directly or indirectly, by any intentional or negligent act or omission on the part of Tenant and/or Tenant's directors, officers, employees, agents, contractors, invitees or licensees, unless caused by Landlord's intentional affirmative acts or gross negligence. Tenant's waiver in Paragraph 10.1 and the indemnity obligation in this Paragraph 10.2 shall particularly include, without limitation, any death, injury or damage caused by water leakage of any character (including from roof, walls, floor or basement) or caused by gas, oil, electricity or any other matter. If any action or proceeding based on any such death, injury or damage is brought against Landlord, then, upon written request from Landlord, Tenant, at Tenant's cost, shall defend such action or proceeding and, if appropriate, file such counteraction's or counter-proceedings as the circumstances require, all through legal counsel reasonably acceptable to Landlord.

11.  DAMAGE AND DESTRUCTION

     If the Premises are destroyed in whole from any cause, Landlord may elect either to restore the Premises or to terminate this Lease. If the Premises are destroyed in part from any cause, Landlord may elect to restore, or, to terminate this Lease if (1) the Building, the Premises, or the Master Premises are uneconomic to restore, or (2) the cost of restoration materially exceeds the proceeds of insurance required to be carried hereunder, or (3) the restoration cannot be substantially completed within one hundred eighty days after Landlord's notice of election to Tenant. Landlord shall notify Tenant of its election within sixty days after the casualty. Landlord shall be obligated to restore in all other instances.

     11.1. Restoration

           If Landlord elects, or is obligated, to restore, Landlord shall promptly restore the Premises to their prior condition, provided that such restoration can be completed within one hundred eighty days (which period shall be extended one day for each day of delay resulting from causes beyond Landlord's control) (the "Restoration Period") after Landlord's notice of election to Tenant. Tenant hereby expressly waives the provisions of Subdivision 2 of Section 1932, Subdivision 4 of Section 1933, Section 1941 and Section 1942 of the California Civil Code, and any successor or other law, statute or ordinance hereafter in effect of similar importance or otherwise provided herein. Rent shall abate from the date of casualty in the proportion that Tenant is actually deprived of use of the Premises. In the event that such restoration cannot be completed within such Restoration Period, Tenant may elect to terminate this Lease.

     11.2. Termination

           If Landlord elects to terminate, rent shall terminate as of the date of the casualty, and from the date of the notice of election the parties shall have no further obligations under this Lease except for obligations which arose prior to such notice of election.

12.  COMPLIANCE WITH LAW AND QUIET POSSESSION

     12.1. Compliance with the Law

           Throughout the term of this Lease, subject to the provisions of this Lease, Tenant shall faithfully observe and promptly comply with all present and future requirements of all governmental authorities with jurisdiction over the Premises and with all presently existing recorded covenants, conditions and restrictions which are applicable to the Premises. Tenant shall not permit its vehicles to interfere with the use of Common Areas.

     12.2. Quiet Enjoyment and Subordination

           So long as no uncured default on the part of Tenant exists hereunder, Landlord shall secure to Tenant the quiet and peaceful possession of the Premises against any persons who clam paramount title to the premises or an interest in the Premises through or under Landlord. Tenant acknowledges that Landlord holds the Building as a tenant under the Ground Lease and that Tenant is subject to all of the terms and conditions of the Ground Lease. Tenant further acknowledges that the Master Premises are subject to a deed of trust for the benefit of Weyerhaeuser Mortgage Company (which entity and any successor shall be referred to herein as "Mortgagee"). Tenant accepts this Lease subject and subordinate to the Ground Lease and any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the Premises or the Building; provided, however, that if the mortgagee, trustee or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. This Lease shall automatically be subordinate to any mortgage, deed of trust or any other hypothecation for security, whether existing at the date hereof or subsequently placed upon the Premises (or property of Landlord of which the Premises are a part), to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. If, however, the holder of any such security shall elect to have this lease prior to the lien of such holder's security, such holder may give written notice to Tenant and thereupon this Lease shall be deemed prior to such security, whether this Lease is dated (and any memorandum of this Lease recorded) prior or subsequent to the date of execution or recordation of such security and regardless of the priority of recordation. Tenant shall at any time hereafter, on demand, execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage. Tenant agrees that in the event that any proceedings are brought for the foreclosure of any such mortgage or deed of trust, Tenant shall attorn to the purchaser at such foreclosure sale, if requested to do so by such purchaser, and shall recognize such purchaser as the Landlord under this Lease, and Tenant waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of tenant hereunder in the event that any such foreclosure proceeding is prosecuted or completed. Tenant further agrees that in the event the landlord under the Ground Lease becomes the Landlord under this Lease, Tenant shall attorn to such ground landlord and recognize such ground landlord as Landlord under this Lease, if requested to do so by such ground landlord. In addition, if a leasehold mortgagee shall acquire Landlord's interest in this Lease under a new ground lease made to such leasehold mortgagee, Tenant shall attorn to such leasehold mortgagee and recognize such leasehold mortgagee as the Landlord under this Lease, if requested to do so by such leasehold mortgagee. This Lease shall be subject to any new ground lease made to the leasehold mortgagee.

13.  DEFAULT

     13.1. Events of Default

           Any of the following events or occurrences shall constitute a material breach of this Lease by Tenant and after the expiration of any applicable grace period, shall constitute an "Event of Default" hereunder. Upon the occurrence of an event of Default, Landlord shall have all the rights and remedies set forth in Paragraphs 13.2 through 13.6 as well as any other rights or remedies available at law or in equity. The following occurrences shall each constitute and Event of Default:

           (a) The failure by Tenant to make any payment of rent, additional rent or other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of five days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure (S)1161, as amended.

           (b) The failure by Tenant to perform any other obligation hereunder, if the failure has continued for a period of thirty (30) days after Landlord demands in writing that Tenant cure such failure; provided, if by its nature the failure cannot be cured within thirty (30) days, Tenant may have such longer period as is necessary to cure the failure upon the condition that Tenant shall have promptly commenced to cure within said thirty (30) day period and shall thereafter diligently prosecute the cure to completion; provided, further, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure (S)1161, as amended; Tenant shall indemnify, defend and hold Landlord harmless against any liability, claim, damage, loss or penalty which may be threatened or may in fact arise during the period any such failure is uncured;

           (c) A general assignment by Tenant for the benefit of Tenant's creditors; any voluntary filing, petition or application by Tenant under any law relating to insolvency or bankruptcy, whether for a declaration of bankruptcy, a reorganization, an arrangement or otherwise; the abandonment or vacation or surrender of the Premises by Tenant except as provided in Paragraph 13.1(f); or the dispossession of Tenant from the Premises (other than by Landlord) by process of law or otherwise;

           (d) The involuntary filing against tenant (or any general partner of Tenant if Tenant is a partnership) of (i) a petition to have tenant (or any partner of Tenant if tenant is a partnership) declared a bankrupt, or
(ii) a petition of reorganization or arrangement of Tenant under any law relating to insolvency or bankruptcy, unless in the case of any such involuntary filing, the same is dismissed within sixty (60) days; the appointment of a trustee or receiver to take possession of all or substantially all Tenant's assets, or the attachment, execution or other judicial seizure of all or substantially all of Tenant's assets located at the Premises, or of Tenant's interest in this Lease, unless such appointment, attachment, execution or seizure is discharged within thirty (30) days.

           (e) Tenant shall desert or vacate any substantial portion of the Premises for ten (10) or more business days while otherwise in violation of any of its obligations hereunder.

           (f) Tenant shall desert or vacate any substantial portion of the Premises for ten or more business days even if not otherwise in violation of any of its obligations hereunder, without giving Landlord at least thirty (30) days notice in advance in the manner provided hereunder.

     13.2. Landlord's Remedies Upon an Event of Default

           (a) Termination. Upon occurrence of an Event of Default, Landlord, in addition to any other rights or remedies available to Landlord at law or in equity, shall have the right immediately to terminate this Lease and all rights of tenant hereunder by giving Tenant written notice that this Lease is terminated. If Landlord so terminates this Lease, then Landlord may recover from Tenant the sum of:

           (i) the worth at the time of award of any unpaid rent which had been earned at the time of termination;

           (ii) the worth at the time of award of the amount by which (A) the unpaid rent which would have been earned after termination until the time of award exceeds (B) the amount of such rental loss, if any, as Tenant affirmatively proves could have been reasonably avoided;

           (iii) the worth at the time of award of the amount by which (A) the unpaid rent for the balance of the term after the time of award exceeds (B) the amount of such rental loss, if any, as Tenant affirmatively proves could be reasonably avoided;

           (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations hereunder or which, in the ordinary course of things, would be likely to result therefrom; and

           (v) all such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law.

           (b)      Definitions.

           (i) "Worth at the Time of Award." As used in Subparagraphs (a)(i) and (a)(ii) of this Paragraph, the "worth at the time of award" is computed by allowing interest at the rate of ten percent (10%) per annum. As used in Subparagraph (a)(iii) of this Paragraph, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

           (ii) Rent. As used in this article, the term "rent" shall include both charges equivalent to rent and any other period payments (such as Tenant's Share of Common Area Expenses) by Tenant hereunder.

           (c) Continuation of Lease. If Tenant vacates, abandons or surrenders the Premises without Landlord's consent, or if Landlord re-enters the Premises as provided in Subparagraph (d) of this Paragraph or takes possession of the Premises pursuant to legal proceedings or through any notice procedure provided by law, then, if Landlord does not elect to terminate this Lease, Landlord may, from time to time, without terminating this Lease, either (i) recover all rent and other amounts payable hereunder as they become due or (ii) relet the Premises or any part thereof on behalf of Tenant for such term or terms, at such rent or rents and pursuant to such other provisions as Landlord, in its sole discretion, may deem advisable, all with the right, at Tenant's cost, to make alterations and repairs to the Premises.

           (d) Re-entry. Upon an Event of Default, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises. Landlord may cause property so removed from the Premises to be stored in a public warehouse or elsewhere at the expense and for the account of Tenant.

           (e) No constructive Termination. None of the following remedial actions, singly or in combination, shall be construed as an election by Landlord to terminate this Lease unless Landlord has in fact given Tenant written notice that this Lease is terminated or unless a count of competent jurisdiction decrees termination of this Lease; any act by Landlord to maintain or preserve the Premises; any efforts by Landlord to relet the Premises; any re-entry, repossession or reletting of the Premises by Landlord pursuant to this Paragraph; or the appointment of a receiver, upon the initiative of Landlord, to protect Landlord's interest under this Lease. If Landlord takes any of the foregoing remedial action without terminating this Lease, Landlord may nevertheless at any time after taking any such remedial action terminate this Lease by written notice to Tenant.

           (f) Allocation of Income from Reletting. If Landlord relets the Premises, Landlord shall apply the revenue therefrom as follows: first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any reasonable cost of reletting (including, without limitation, finder's fees and leasing commissions); third, to the payment of the cost of any reasonable alterations, improvements, maintenance and repairs to the Premises; and fourth, to the payment of rent and other amounts due and unpaid hereunder. Should revenue from reletting during any month, after application pursuant to the foregoing provisions, be less than the sum of (i) Landlord's expenditures for the Premises during such month and (ii) the amounts due from Tenant hereunder during such month or theretofore, Tenant shall pay the deficiency to Landlord immediately upon demand therefor.

     13.3. Landlord's Right to Cure

           After an Event of default, Landlord, in addition to or in lieu of exercising other remedies, may (but without any obligation so to do) cure the breach underlying the Event of Default for the account and at the expense of Tenant; provided that Landlord by prior notice shall first allow Tenant a reasonable opportunity to cure, except in cases of emergency, where Landlord may proceed without prior notice to tenant. Tenant shall, upon demand, immediately reimburse Landlord for all costs (including costs of settlements, defense, count costs and attorneys' fees) which Landlord may incur in the course of any such cure.

     13.4. Security No Bar

           No security or guaranty for the performance of Tenant's obligations hereunder, which Landlord may now or hereafter hold, shall in any way constitute a bar or defense to any action initiated by Landlord for unlawful detainer or for the recovery of the premises, for enforcement of any obligation of tenant hereunder or for the recovery of damages caused by a breach of this Lease by Tenant or by an Event of Default.

     13.5. Period of Limitations

           Any claim, demand, right or defense of any kind by tenant, which is based upon or arises in any connection with this Lease or the negotiations prior to its execution, shall be barred unless tenant commences an action thereon, or interposes in a legal proceeding a defense by reason thereof, within six (6) months after the date of the inaction or omission or the date of the occurrence of the event or of the action to which the claim, demand, right, or defense relates, whichever applies.

     13.6. Remedies Cumulative

           The rights, privileges, elections and remedies of landlord herein are cumulative. Landlord may exercise them at any time and from time to time singly and in combination. No provision of this section shall be deemed to limit or negate Landlord's rights under this Lease to indemnification from Tenant (or tenant's insurance carriers) for any liability asserted against or imposed upon Landlord, whether before or after termination of this lease, which liability is directly or indirectly based upon deaths, personal injuries, property damage or other matters first occurring prior to the termination of this Lease.

     13.7. Expenses and Legal Fees

           If either party incurs any expense, including reasonable attorneys' fees, in connection with any action or proceeding instituted by either party by reason of any default or alleged default of the other party hereunder, the party prevailing in such action or proceeding shall be entitled to recover, as an element of costs of suit and not as damages, its said reasonable expenses from the other party. Such reasonable expenses, including attorneys' fees, shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment for purposes of this provision, in any unlawful detainer or other action or proceeding instituted by Landlord based upon any default or alleged default by tenant hereunder Landlord shall be deemed the prevailing party if (i) judgment is entered in favor of Landlord or (ii) prior to trial or judgment Tenant shall pay or agree to pay all or any portion of the rent and charges claimed by Landlord, eliminate the condition, cease any act or otherwise cure any omission claimed by Landlord to constitute a default by Tenant hereunder.

     13.8. Landlord's Defaults

           Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after notice by Tenant to Landlord and Mortgagee or to the holder of any other first mortgage or deed of trust covering the Premises, whose name and address shall have theretofore been furnished to tenant, in writing specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. Mortgagee or the holder of any other first mortgage or deed of trust covering the Premises shall have the same rights as Landlord to cure Landlord's default within the aforesaid time periods. In no event shall tenant have the right to terminate this Lease as a result of landlord's default, and Tenant's remedies shall be limited to damages and/or an injunction.

14.  CONDEMNATION

     14.1. Definitions

           For the purpose of this Lease:

           (a) The term "Taking" shall mean a taking of the Premises or damage related to the exercise of the power of eminent domain and shall include a voluntary conveyance, in lieu of court proceedings, to any agency, authority, public utility, person or corporate entity empowered to condemn property.

           (b) The term "Total Taking" shall mean the taking of the entire Premises or so much of the Premises as prevents or substantially impairs the use thereof by Tenant for the uses herein specified. Landlord acknowledges that Tenant requires at least 27,000 square feet, and adequate parking, in which to conduct its business.

           (c) The term "Partial taking" shall mean the taking of a portion of the Premises which does not constitute a Total Taking.

           (d) The term "Date of Taking" shall mean the date upon which title to the Premises, or a portion thereof, passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor.

           (e) The term "Award" shall mean the amount of any award made, consideration paid, or damages ordered as a result of a Taking.

     14.2. Total Taking

           In the event of a Total Taking during the term hereof (a) the rights of Tenant under the Lease and the leasehold estate of tenant in and to the Premises shall terminate as of the Date of Taking; (b) Landlord shall refund to Tenant any prepaid rent; (c) Tenant shall pay to Landlord any rent or charges due Landlord under the Lease, each prorated as of the Date of Taking; and (d) the total Award shall be paid to and be the property of Landlord and Tenant shall not have any claims against Landlord for any portion of said award. Tenant will be entitled to any award made directly to Tenant for loss of or damage to Tenant's trade fixtures and removable personal property and for reasonable expenses incurred in moving.

     14.3. Partial Taking

           In the event of a Partial Taking of more than one thousand (1,000) square feet during the term hereof, Tenant shall have the option to terminate the Lease by so notifying Landlord in writing within thirty (30) days following the Date of Taking, and said termination shall be effective sixty (60) days after the date Tenant notifies Landlord. In the event Tenant does not elect to terminate the Lease, (a) the rights of Tenant under the Lease and leasehold estate of tenant in and to the portion of the Premises taken shall terminate as of the Date of Taking; (b) from and after the Date of Taking the monthly rent shall be reduced in the proportion that the square footage of the Premises taken bear to the original square footage of the Premises and (c) the total Award shall be paid to and be the property of Landlord and Tenant shall not have any claims against Landlord for any portion of said award. Tenant will be entitled to any award made directly to Tenant for loss of or damage to Tenant's trade fixtures and removable personal property. Landlord shall restore the Premises to a complete architectural unit at its sole cost and expense.

15.  HOLDING OVER

     Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord. In the event of any holding over by Tenant or any of its successors in interest after the expiration or termination of this Lease, unless the parties hereto otherwise agree in writing, the holdover tenancy shall be subject to termination by Landlord at any time upon not less than five (5) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this Lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any holdover, an amount equal to 150% of the rent in effect on the termination date, computed on a daily basis for each day of the holdover period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided.

16.  ASSIGNMENT AND SUBLETTING

     16.1. Assignment and Subletting Prohibited

           Notwithstanding any provision herein to the contrary or reference herein to subtenants or otherwise, neither Tenant nor any trustee, receiver or other successor to tenant may assign, sell, encumber, pledge or in any manner transfer this Lease or any estate or interest herein, or sublet the Premises or any part or parts thereof or any right or privilege appurtenant thereto, or allow anyone to conduct business at, upon or from the Leased Premises (whether as franchisee, licensee, permittee, subtenant, or otherwise), or to come in, by, through or under it, in all cases either by voluntary or involuntary act or by operation of law or otherwise, without Landlord's prior written consent in each instance. The sale, issuance or transfer of any voting capital stock of Tenant or Tenant's Guarantor, if any (if Tenant or Tenant's Guarantor, if any, is a corporation the stock of which Is not traded on the New York Stock Exchange or the American Stock Exchange), which results in a change in the voting control of Tenant, or Tenant's Guarantor, if any, shall be deemed to be an assignment of this Lease, and any purported such act shall be null and void. Any such prohibited act by Tenant (or any attempt at same), either voluntarily or involuntarily or by operation of law or otherwise, shall at Landlord's option terminate this Lease, and any purported such act shall be null and void. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing franchises, concessions, licenses, permits, subleases, subtenancies, departmental operating arrangements or the like, or may, at the option of Landlord, operate as an assignment to Landlord of the same. Nothing contained elsewhere in this Lease shall authorize Tenant to enter into any franchise, license, permit, subtenancy, or the like except pursuant to the provisions of this Paragraph. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anyone other than Tenant, Landlord may collect rent from the assignee, subtenant or occupant and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant or the acceptance of the assignee, subtenant or occupant as tenant, or a release of tenant from the further performance of covenants on the part of Tenant herein contained. Any one or more of the foregoing prohibited acts, without Landlord's prior written consent, shall be void and, at the option of Landlord, shall terminate this Lease.

     16.2. Information Required

           If Tenant desires at any time to assign this Lease or to sublet the Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord (i) the name of the proposed subtenant or assignee; (ii) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises; (iii) the terms and provisions of the proposed sublease or assignment; and (iv) such reasonable financial information as Landlord may request concerning the proposed subtenant within ninety (90) days of the request for Landlord's consent.

     16.3. Landlord's Options

           At any time within fifteen (15) days after Landlord's receipt of the information specified in Paragraph 16.2 above, Landlord may by written notice to tenant elect to (i) consent to the subletting or assignment upon the terms and to the subtenant or assignee proposed; (ii) refuse to give its consent; (iii) sublease the Premises or the portion thereof so proposed to be subleased by Tenant or take an assignment of tenant's leasehold estate hereunder or such part thereof as shall be specified in said notice upon the same terms (excluding terms relating to the use of Tenant's name or the continuation of Tenant's business) as those offered to the proposed subtenant or assignee, as the case may be; or (iv) terminate this Lease as to the portion (including all) of the Premises proposed to be subleased or assigned with a proportionate abatement in the rent payable hereunder. Tenant agrees that Landlord may refuse to consent to any proposed assignment or subletting for any reason or reasons deemed sufficient by Landlord without regard to any objective standard of reasonableness and may consent to a proposed subletting or assignment subject to such conditions as Landlord, in its sole discretion, deems appropriate. Tenant further agrees that Landlord may condition its consent upon the payment of any rentals to be received by Tenant in excess of any rental's fairly allocable to the applicable space payable by Tenant to Landlord. Tenant further agrees that no assignment or subletting consented to by Landlord shall impair or diminish any covenant, condition or obligation imposed upon Tenant by this Lease or any right, remedy or benefit afforded Landlord by this Lease. If Landlord consents to such assignment or subletting, Tenant may, within ninety (90) days after the date of Landlord's consent, enter into a valid assignment or sublease of the Premises or portion thereof upon the terms and conditions described in the information required to be furnished by tenant to Landlord pursuant to Paragraph
12.2 above, or upon other terms not more favorable to Tenant; provided, however, that any material change in such terms shall be subject to Landlord's consent as provided in this Paragraph 16. Failure of Landlord to exercise any option set forth in clauses (i) through (iv) above within such fifteen (15) day period shall be deemed refusal of Landlord to consent to the proposed subletting or assignment. In the event that Landlord shall consent to a sublease or assignment, Tenant shall pay Landlord's reasonable attorney's fees incurred in connection with giving such consent.

     16.4  Tenant Merger, Acquisition, Associated Entities

           Notwithstanding anything in the Lease to the contrary, Landlord's consent shall not be required nor shall any excess rent be payable and the foregoing provisions of Paragraph 16 shall not apply to an assignment of the Lease or sublease of the Premises by Tenant to any corporation:

     (a)   with which it may merge or consolidate or which acquires

           (i)      a majority of Tenant's stores, or which acquires

           (ii) all or substantially all of the shares of stock or assets of Tenant,

     (b)   which is a parent or subsidiary of Tenant, or

     (c) which is the successor corporation in the event of a corporate reorganization provided such corporation, in Landlord's reasonable judgment, has the financial capacity to satisfy Tenant's obligations under this Lease. However, if such corporation does not, in Landlord's reasonable judgement, have the financial capacity to satisfy Tenant's obligations under this Lease, Landlord may, but shall not be obligated to, elect to terminate this Lease by giving Tenant written notice of Landlord's election to terminate at least one hundred eighty
(180) days in advance of the effective date of the termination of the Lease. If this Lease is so terminated, Tenant's obligation to pay rent and common area expenses shall cease to accrue on the later of (a) the effective date of the termination, or (2) vacation of the Premises by Tenant. If Landlord does not elect to terminate this Lease, Landlord shall consent to such assignment.

Public offering or private placement of Tenant's stock or transfer of less than a majority of Tenant's stock shall not be deemed an Assignment provided Tenant, in Landlord's reasonable judgement, has the financial capacity to satisfy Tenant's obligations under this Lease. However, if Tenant does not, in Landlord's reasonable judgement, have the financial capacity to satisfy Tenant's obligations under this Lease, Landlord may, but shall not be obligated to, elect to terminate this Lease by giving Tenant written notice of Landlord's election to terminate at least one hundred eighty (180) days in advance of the effective date of the termination of the Lease. If this Lease is so terminated, Tenant's obligation to pay rent and common area expenses shall cease to accrue on the later of (a) the effective date of the termination, or (2) vacation of the Premises by Tenant. If Landlord does not elect to terminate this Lease, Landlord shall consent to such assignment.

Tenant shall not, however, by reason of any assignment or sublease, be relieved of any responsibility, liability, or obligation to Landlord under the terms of this Lease. As a condition precedent to any effective assignment or sublease, the assignee or sublessee shall agree, in writing, to assume all of the terms, covenants, and conditions of Tenant under this Lease. An executed original copy of the assignment or sublease shall be delivered to Landlord prior to said assignment or sublease becoming effective.

     16.5. No Release of Tenant

           No subletting or assignment, even with Landlord's consent, shall relieve Tenant of its duty to pay the rent and to perform all its other obligations hereunder.

17.  TRANSFERS AND REFINANCING

     17.1  Conveyance of Landlord's Interest

           Landlord may sell, assign or otherwise transfer, in whole or in part, its interest in this Lease and its reversion hereunder. Landlord shall require the transferee to accept the interest transferred subject to this lease. The transfer shall release Landlord from any further liability to Tenant hereunder and, after any such transfer, Tenant shall look solely to the transferee for the performance of the obligations of the party who from time to time is the landlord under this Lease for events occurring after such transfer. Paragraph
3.4 hereof shall govern disposition of the Security Deposit. If Landlord transfers to such a transferee any other security Landlord holds for performance of Tenant's obligations hereunder and so notifies Tenant, Landlord shall have no further liability to Tenant concerning such security and Tenant shall henceforth look solely to the transferee.

     17.2. Estoppel Certificate

           Within ten (10) days after written request from either party (the "Notifying Party"), the other party (the "Receiving Party") shall execute, acknowledge and deliver to the Notifying Party a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), the dates to which rent and any other charges payable by Tenant hereunder are paid in advance, if any, and the amount of the Security Deposit, (b) if Tenant is the Receiving Party, acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults if any are claimed, and (c) in case of a transfer of Landlord's interest, attorning to the transferee. Tenant hereby acknowledges that prospective purchasers and encumbrancers of the Premises (or of property of Landlord of which the Premises are a part) may incur obligations or extend credit in reliance upon the representations of Tenant contained in such statement. Landlord hereby acknowledges that prospective purchasers of Tenant and/or encumbrancers of Tenant's property may incur obligations or extend credit in reliance upon the representations of Landlord contained in such statement. Tenant's failure to deliver such statement to Landlord within said ten (10) day period shall conclusively evidence Tenant's representation and agreement that: this Lease is in full force and effect, without modification, except as Landlord may represent; there are no uncured defaults in Landlord's performance hereunder; and Tenant has not paid more than one month's rent in advance nor made a Security Deposit in excess of one month's rent. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this Lease.

18.  SURRENDER

     18.1. Surrender of Lease Not Merger

           A surrender of this Lease by Tenant, a cancellation of this Lease by mutual agreement between Landlord and Tenant, or a termination of this Lease for any reason, shall not automatically work a merger. After such a surrender, cancellation or termination, Landlord may (a) terminate any or all then existing subtenancies and/or (b) treat such surrender, cancellation or assignment as effecting an assignment to Landlord of any or all existing subtenancies. This Paragraph shall not be deemed to give Tenant any right to surrender, cancel or terminate this Lease without Landlord's consent.

     18.2.  Redelivery of Premises to Landlord

            Upon termination of this Lease for any reason, Tenant shall surrender the Premises to Landlord in the same condition in which Tenant received them excepting only (a) reasonable wear and damage by fire or other casualty (except as otherwise provided herein) and (b) such of Tenant's Alterations as Landlord does not require Tenant to remove. Tenant shall promptly discharge Its obligations hereunder to remove Tenant's Trade Fixtures and to repair any damage which removals from or restoration of the Premises may cause, any personal property of Tenant which Tenant fails to remove from the Premises shall be deemed abandoned.

     18.3.  Survival of Obligations

            All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation all payment obligations with respect to taxes and insurance and all obligations concerning the condition of the Premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the Premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the Premises, including without limitation all heating and air conditioning systems and equipment herein, in good condition and repair. Tenant shall also, prior to vacating the Premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums for the year in which the Lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this Paragraph 18.

19.  SIGNS

     Tenant may install, at Its sole cost and expense, on the Premises signs which identify Tenant and the business Tenant conducts in the premises, provided Tenant's signs comply with (a) applicable requirements of governmental authorities, (b) applicable recorded restrictions and (c) Landlord's requirements for coordinating (i) Tenant's signs with the signs of other tenants in the Master Premises, in which respect Landlord may limit the location, size and type of Tenant's signing and (ii) any common directory, accessible to the general public, of all tenants and occupants in the Master Premises. Tenant shall maintain its signs in neat condition and repair throughout the term of this Lease. Tenant shall repair any damage which maintenance, alterations or renovation of its signs may cause during or at the expiration of the term hereof. Tenant shall remove its signs from the Premises at the expiration of the term hereof. Such installations and removals shall be made in such manner as to avoid injury to or defacement of the Building and other improvements, and tenant shall repair any injury or defacement including without limitation discoloration, caused by such installation or removal. Approval by Landlord of a sign submittal by Tenant shall not constitute approval by governmental authorities, which approval(s) shall be obtained by Tenant.

20.  NOTICES

     Any notice required or desired to be given under this Lease shall be in writing with copies directed as indicated and shall be personally served or may be deposited in the United States mail, duly registered or certified, postage prepaid, return receipt requested. If any notice or other document is sent by mail as aforesaid, the same shall be deemed served or delivered 48 hours after the mailing thereof. All copies required to be delivered to Landlord shall also be delivered to Mortgagee. Notices shall be addressed as indicated below or as a party may otherwise require by notice given pursuant to this Paragraph:


          LANDLORD:  PHOENIX BUSINESS CENTER PARTNERS,
                     a California Limited Partnership

                     c/o
                     McLachlan Investment Company
                     4141 MacArthur Boulevard, Suite 100
                     Newport Beach, CA 92660

                     Attention: Donald E. Russell


          MORTGAGEE: Weyerhaeuser Mortgage Company
                     6320 Canoga Avenue
                     Woodland Hills, California 91637

                     Attention: Joseph J. Hemmens


          TENANT:    Barbeques Galore, Inc.,
                     a California corporation
                     15041 Bake Parkway, Suite A
                     Irvine, California 92718

                     Attention: Sydney Selati

21.  MISCELLANEOUS

     21.1.  Integration

            This Lease, together with any exhibits hereto, constitutes the sole agreement between Landlord and Tenant and supersedes all prior written or oral agreements or understandings between them pertaining to the transactions contemplated herein. Neither party has made to the other any representations, warranties or inducements, express or implied, except as set forth herein. All modifications hereof must be in writing and signed by the parties hereto.

     21.2.  Time is of the Essence

            Time is and shall be of the essence of this Lease except as to delivery of possession of the Premises.

     21.3.  Joint and Several

            Where a party hereto consists of more than one person, each such person shall be jointly and severally liable for the performance of such party's obligations hereunder.

     21.4.  Captions

            The captions in this Lease are for convenience only, are not a part of this Lease and do not in any way limit or amplify the provisions hereof.

     21.5.  Governing Law

            This Lease shall be interpreted and enforced in accordance with the laws of the State of California in effect on the date hereof.

     21.6.  Landlord's Liability

            With respect to any of the covenants or conditions of this Lease, Tenant hereby acknowledges that it shall look solely to the equity of Landlord in the master Premises for any satisfaction, assertion or remedy Tenant may have against Landlord in the event of breach by Landlord of any covenants or conditions of this Lease, even if said Landlord or any successor in interest to Landlord shall be an individual, joint venture, tenant-in-common, trustee or partnership.

     21.7.  Interest and Late Charges

            (a) Any amount payable from Tenant to Landlord hereunder which is not paid when due shall bear interest, to the extent legally enforceable, at the rate not exceeding the higher of (i) ten percent (10%) per annum or (ii) five percent (5%) per annum plus the rate prevailing on the 25th day of the month preceding the date of execution of this Lease established by the Federal Reserve Bank of San Francisco on advances to member banks under Section 13 or 13(a) of the Federal Reserve Act as in effect as of such date from the date due and payable until the same shall have been fully paid. Neither the accrual nor the payment of any such interest shall be deemed to excuse or cure any breach or Event of Default under this Lease on the part of Tenant.

            (b) TENANT HEREBY ACKNOWLEDGES THAT THE LATE PAYMENT BY TENANT TO LANDLORD OF RENT AND OTHER SUMS DUE HEREUNDER WILL CAUSE LANDLORD TO INCUR COSTS NOT CONTEMPLATED BY THIS LEASE, THE EXACT AMOUNT OF WHICH WILL BE EXTREMELY DIFFICULT TO ASCERTAIN. SUCH COSTS MAY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATIVE, PROCESSING AND ACCOUNTING CHARGES, AND LATE CHARGES WHICH MAY BE IMPOSED ON LANDLORD BY THE TERMS OF ANY GROUND LEASE, MORTGAGE OR TRUST DEED COVERING THE PREMISES. ACCORDINGLY, IF ANY INSTALLMENT OF RENT, ADDITIONAL RENT, OR ANY OTHER SUM DUE FROM TENANT SHALL NOT BE RECEIVED BY LANDLORD OR LANDLORD'S DESIGNEE WITHIN THREE (3) DAYS AFTER NOTICE (VERBAL OR WRITTEN) FROM LANDLORD, THEN TENANT SHALL PAY TO LANDLORD, IN ADDITION TO THE INTEREST PROVIDED ABOVE, A LATE CHARGE IN THE AMOUNT OF $150.00 AS LIQUIDATED DAMAGES. THE PARTIES AGREE THAT SUCH LATE CHARGE REPRESENTS A FAIR AND REASONABLE ESTIMATE OF THE COST LANDLORD WILL INCUR BY REASON OF LATE PAYMENT BY TENANT. ACCEPTANCE OF SUCH LATE CHARGE BY LANDLORD SHALL IN NO EVENT CONSTITUTE A WAIVER OF TENANT'S DEFAULT WITH RESPECT TO SUCH OVERDUE AMOUNT, NOR PREVENT LANDLORD FROM EXERCISING ANY OF THE OTHER RIGHTS AND REMEDIES GRANTED HEREUNDER.

      [INITIALS APPEAR HERE]      [INITIALS APPEAR HERE]
     -----------------------     -----------------------
     Tenant's Initials           Landlord's Initials

     21.8.  Inurement

            The provisions of this Lease shall bind and inure to the benefit of the parties originally named herein and their successors and assigns. The foregoing sentence shall not be deemed to authorize any succession, assignment, subletting or other transfer of Tenant's interest herein in violation of Paragraph 16 hereof.

     21.9.  Relationship

            The parties intend by this Lease to establish the relationship of landlord and tenant only, and do not intend to create a partnership, joint venture, joint enterprise, or any business relationship other than that of landlord and tenant.

     21.10.  Waivers

             No waiver or failure by Landlord or Tenant to enforce any provision of this Lease shall be deemed to be a waiver of any other provision of this Lease or of any subsequent breach of the same or any other provision. If Landlord accepts rent or performance of any other obligation by Tenant, Landlord shall not be deemed to waive or forgive any breach or Event of Default unless Landlord expressly so states in writing.

     21.11.  Severability

             If any provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be or become invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valued and enforced to the fullest extent permitted by law.

     21.12.  Miscellaneous

             Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

     21.13.  Authority

             Tenant agrees to furnish Landlord, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the authorization of Tenant to enter into this Lease.

     21.14.  No Offer

             Because the Premises are on the open market and are presently being shown, this Lease shall not be treated as an offer, but the Premises shall be subject to prior lease and offer subject to withdrawal or nonacceptance by Landlord or to other use of the Premises without notice, and this Lease shall not be valid or binding unless and until accepted by Landlord in writing and a fully executed copy delivered to both parties hereto.

     21.15.  Force Majeure

             If either party, except as otherwise herein specifically provided, shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this paragraph shall not operate to excuse Tenant from the prompt payment of minimum rent, additional rent or any other payments required by the terms of this Lease.

     21.16.  Broker's Commission

             Tenant represents and warrants that there are no claims for brokerage commissions or finders' fees incurred by it in connection with the execution of this Lease, except for the commission payable to CB Commercial Real Estate Group, Inc., if any, upon execution and delivery of this Lease, which fees shall be payable by Landlord, and each of the parties agrees to indemnify the other against and hold it harmless from all liabilities arising from any other such claim incurred by it.

     21.17.  Recording

             Tenant shall not record this Lease; however, a short-form memorandum of lease may be recorded with the written consent of Landlord.

     21.16.  Furnishing of Financial Statements

             Upon Landlord's written request, Tenant shall promptly furnish Landlord, from time to time as reasonably required by a Mortgagee, prospective Mortgagee, or prospective purchaser of Landlord's interest in the Master Premises, with financial statements reflecting Tenant's current financial condition. Landlord agrees to keep financial statements furnished by Tenant in strict confidence. Landlord will not, without the prior consent of Tenant, release, or divulge the contents of, Tenant's financial statements to anyone other than Landlord's authorized management agents, Mortgagee(s), potential Mortgagees authorized by Landlord, and potential purchasers of the Master Premises, authorized by Landlord, with which Landlord has a Purchase and Sale Agreement which is subject to approval by the Purchaser of the financial condition of the tenants of the Master Premises.

     21.19.  Safety and Health

             Tenant covenants at all times during the term of the Lease to comply with the requirements of the Occupational Safety and Health Act of 1970, 20 U.S.C. Section 651 et seq. and any analogous legislation in California (collectively, the "Act"), to the extent that the act applies to the Premises and any activities therein. Without limiting the generality of the foregoing, Tenant covenants to maintain all working areas, all machinery, structures, electrical facilities and the like upon the Premises in a condition that fully complies with the requirements of the Act, including such requirements as would be applicable with respect to agents, employees or contractors of landlord who may from time to time be present upon the Premises, and Tenant agrees to indemnify and hold harmless Landlord from any liability, claims or damages arising as a result of a breach of the foregoing covenant and from all costs, expenses and charges arising therefrom, including, without limitation, attorneys' fees and court costs incurred by Landlord in connection therewith, which indemnity shall survive the expiration or termination of this Lease.

     21.20.  Interstate Land Sales Act

             Landlord, recognizing that the Premises consist of space in an industrial building and that the Leased Premises are either completed or that Landlord has herein obligated itself to complete construction of the Premises within a two-year period from the date of this Lease (except for such Tenant's work, furniture, furnishings and fixtures as Tenant is to supply), believes that this Lease is exempt from the Interstate Land Sales Full Disclosure Act (see, 15
                                                                         ---
USC (S)(S) 1701-1720) pursuant to the exemption provided by paragraph 1403(a)(3) thereof, which reads as follows:

                  The provisions of this chapter shall not apply (to) . . . (3) the sale or lease of any improved land on which there is a residential, commercial, or industrial building, or to the sale or lease of land under a contract obligating the seller to erect such a building thereon within a period of two years...

                  Tenant, by its signature hereto, acknowledges that it has read and understands such section.

     21.21.  Nondisclosure of Lease Terms

             Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information. Disclosure of the terms hereof could adversely affect the ability of Landlord to negotiate other leases with respect to the building and impair Landlord's relationship with other tenants of the Building. Tenant agrees that it, and its partners, officers, directors, employees and attorneys shall not disclose the terms and conditions of this Lease to any other person without the prior written consent of Landlord. It is understood and agreed that damages would be an inadequate remedy for the breach of this provision by any party hereto and each of the parties hereto shall have the right to specific performance of this provision and to injunctive relief to prevent its breach or continued breach.

     21.22.  Changes Requested by Lender

             Tenant shall not unreasonably withhold its consent to changes or amendments to this Lease requested by Mortgagee, so long as such changes do not alter the basic business terms of this Lease or otherwise materially diminish the rights or materially increase the obligations of Tenant.

     21.23.  Nondiscrimination

             Tenant herein covenants by and for itself, its heirs, executors, administrators, personal representatives, successors and assigns, and all persons claiming under or through it, and this Lease is made and accepted upon and subject to the following conditions: That there shall be no discrimination against or segregation of any person or group of persons, on account of race, religion, color, creed, sex, national origin, or ancestry, in the leasing, subleasing, transferring, use, occupancy, tenure or enjoyment of the Premises herein leased nor shall tenant himself, or any person claiming under or through him, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, subtenants, sublessees or vendees of the Leased Premises.

     21.24.  Entire Agreement

             This Lease and the Exhibits hereto contain all agreements of the parties with respect to any matter mentioned herein or therein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties in interest at the time of the modification, any such modification to be subject to the express written consent of the first mortgagee.

22.  SPECIAL PROVISIONS

             Special provisions of this Lease (in the form of addenda) are attached hereto and made a part hereof as follows:

             (1)  Basic Lease Information
             (2)  First Addendum to Lease
             (3)  Exhibit A - Description of Master Premises
             (4)  Exhibit B - Memorandum Confirming Commencement
             (5)  Exhibit C - Construction Addendum
             (6)  Exhibit D - Sign Criteria

             Landlord and Tenant, respectively, have executed this Lease as of the date first above written

LANDLORD:                                TENANT:

PHOENIX BUSINESS CENTER PARTNERS,        Barbeques Galore, Inc.,
a California Limited Partnership         a California Corporation

By:  Russell/Sutro,
     a California limited partnership
Its: general partner                     By:  /s/ Sydney Selati
                                              -------------------------
                                              Sydney Selati
                                         Its: Chairman
     By:  /s/ Donald E. Russell
          --------------------------
          Donald E Russell
     Its: general partner

                                         By:  /s/ Kevin J. Ralphs
                                              -------------------------
                                              Kevin J. Ralphs
                                         Its: Company Secretary

                            First Addendum to Lease



This First Addendum to Lease by and between PHOENIX BUSINESS CENTER PARTNERS, a California Limited Partnership ("Landlord") and Barbeques Galore, Inc., a California corporation ("Tenant"), amends as follows that certain Lease Agreement dated March 6, 1992, by and between Landlord and Tenant, all relating to the real property located in Orange County, California, described in the Lease, as:

23.  RENT

     Tenant shall pay rent, in the manner described in Paragraph 3.2, in accordance with the following schedule:


     Month(s)                    Rate per square foot
     --------                    --------------------
        1                        $ 0.00   NNN
      2 - 22                     $ 0.43   NNN
     23 - 30                     $ 0.215  NNN
     31 - 65                     $ 0.46   NNN

24.  OPTION TO EXTEND

     Provided Tenant is not then in default, and has not been in monetary default beyond the cure period(s) provided in the Lease during the lease term, Tenant shall have the right to extend the lease term for one (1) period of five (5) additional years. Tenant shall exercise this option to extend by delivering written notice (of its election to exercise the option) to Landlord at least one hundred twenty (120) days in advance of the expiration of the lease term. Any extension of the lease term shall be subject to all of the terms and conditions set forth in the Lease, except that the base monthly rent schedule shall be adjusted to reflect the market terms and conditions prevailing at the commencement of the extension period.

     This option to extend is personal to Tenant, and may not be (1) assigned voluntarily or involuntarily by Tenant to any other entity or person, nor
     (2) exercised by any other entity or person, without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion, provided, however, this option shall automatically be assigned to the assignee in an assignment of the Lease which Landlord consents to, or in an assignment of the Lease to which Landlord's consent is not required under this Lease.

25.  HAZARDOUS SUBSTANCES

     Tenant shall use the Premises solely for the uses set forth in the Basic Lease Information on page 1 and shall not use the Premises for any other purpose without obtaining the prior written consent of Landlord. Tenant warrants that it shall not make any use of the Premises which may cause contamination of the soil, the subsoil or ground water. Tenant shall not do, bring, or keep anything in or about the Premises that will cause a cancellation of any insurance covering the Premises. If the rate of any insurance carried by Landlord is increased as a result of Tenant's use, Tenant shall pay to Landlord within thirty (30) days before the date Landlord is obligated to pay a premium on the insurance, or within ten (10) days after Landlord delivers to Tenant a certified statement from Landlord's insurance carrier stating that the rate increase was caused solely by an activity of Tenant on the premises as permitted in this Lease, whichever date is later, a sum equal to the difference between the original premium and the increased premium.

     Tenant will not use, generate, manufacture, produce, store, release, discharge or dispose of, on, under or about the Premises or transport to or from the Premises any Hazardous Material (as defined below) or allow its employees, agents, contractors, invitees or any other person or entity to do so.

     Tenant shall keep and maintain the Premises in compliance with, and shall not cause or permit the Premises to be in violation of any Environmental Law (any and all federal, state or local laws, ordinances, rules or regulations pertaining to health, industrial hygiene or the environmental conditions on, under or about the Premises including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et. seq., ("CERCLA"), the Resource
                                              --------
     Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et. seq.
                                                                   -------
     ("RCRA"), the Clean Air Act, 42 U.S.C. Section 7401 et. seq., the Porter
                                                         --------
     Cologne Water Quality Control Act, California Water Code Section 13000 et.
                                                                            ---
     seq., California Hazardous Waste Control Act, Health and Safety Code
     ----
     Section 25100 et. seq., Carpenter-Presley-Tanner Hazardous Substance Account Act, California Health and Safety Code Section 25300 et. seq.,
                                                                  --------
     those laws described in paragraph 11 hereof and implementing regulations and rules, all as amended, are herein collectively referred to as "Environmental Laws") (the "Environmental Laws" and the "Plan" are hereinafter collectively referred to as the "Regulations"). Tenant shall surrender the Premises in as good a condition as when received by Tenant, reasonable wear and tear excepted, it being specifically agreed to by Landlord and Tenant that the presence at expiration or termination of this Lease of Hazardous Materials which are generated, released, discharged or disposed of by Tenant on, under or about the Premises, shall not be "reasonable wear and tear" as that term is used in this lease.

     Landlord and its representatives shall have the right, at the following time to enter the Premises and to conduct any testing, monitoring and analysis for Hazardous Materials:

     (i) Once every three (3) months for the first year after Tenant introduces Hazardous Materials to the Premises pursuant to this Addendum and once in every twelve (12) months thereafter;

     (ii) At any time during the term of this Lease if, in Landlord's reasonable judgment, Tenant is breaching its obligations under this provision.

Tenant shall give immediate written notice to Landlord of:

     a. Any action, proceeding or inquiry by any governmental authority (including, without limitation, the California State Department of Health Services, the State of any Regional Water Quality Control Board, the Bay Area Air Quality Management District or any local governmental entity) with respect to the presence of any Hazardous Material on the Premises or the migration thereof from or to other property;

     b. All demands or claims made or threatened by any third party against Tenant or the Premises relating to any loss or injury resulting from any Hazardous Materials; and

     c. Any spill, release, discharge or nonroutine disposal of Hazardous Materials that occurs with respect to the Premises or Tenant's operations, including, without limitation, those that would constitute a violation of Health and Safety Code Section 25249.5 or any other Environmental Law;

     d.   All matters of which Tenant is required to give notice of pursuant to
Section 25359.7 of the California Health and Safety Code; and

     e. Tenant's discovery of any occurrence or condition on, under or about the Premises or any real property adjoining or in the vicinity of the Premises or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the Premises under any Environmental Law including without limitation, Tenant's discovery of any occurrence or conditions on any real property adjoining or in the vicinity of the Premises that could cause the Premises or any part thereof to be classified as "border-zone property" under the provisions of California Health and Safety Code Sections 25220 et.seq. or any regulation adopted in accordance therewith, or to be
      -------
otherwise subject to any restrictions on the ownership, occupancy, transferability or use of the Premises under any Environmental Law.

Landlord shall have the right to join and participate in, as a party if it so elects, any legal proceedings or actions affecting the Premises initiated in connection with any Environmental Law and have its attorneys' fees in connection therewith paid by Tenant.

Tenant shall indemnify and hold harmless Landlord, its directors, officers, employees, agents, successors and assigns (collectively "Landlord") from and against any and all claims arising from Tenant's use of the Premises for the conduct of its business or from any activity, work or other things done or suffered by the Tenant in or about the Buildings and shall further indemnify and hold harmless Landlord against and from any and all claims directly arising from breach or default in performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest or invitee of Tenant, and from all and against all costs, attorneys' fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon, including, with limitation, claims, fines, judgments, penalties, losses, damages, costs, expenses or liabilities (including attorneys' fees and costs) directly or indirectly arising, in any manner whatsoever, out of or attributable to the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a Hazardous Material on, under or about the premises (collectively a "Release") including, without limitation, (i) all foreseeable consequential damages including without limitation loss of rental income and diminution in property value; and (ii) the costs of any investigation, monitoring, removal, restoration, abatement, repair, cleanup, detoxification or other ameliorative work of any kind or nature required by any governmental agency having jurisdiction thereof or Landlord (collectively "Remedial Work") and the preparation and implementation of any closure, remedial or other required plans. This Indemnity shall survive the expiration or termination of this Lease. In any action or proceeding brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. In addition, Tenant, as a material part of the consideration to Landlord, hereby assumes all risk or damage to property or injury to persons, in upon or about the Premises, except those resulting from the acts or omissions of Landlord or its authorized representatives.

In the event of the occurrence of a Release, Tenant shall, at its sole expense and within thirty (30) days after demand by lessor (or such shorter period of time as may be required under applicable laws or by any governmental entity having jurisdiction thereof) commence to perform and thereafter diligently prosecute to completion such Remedial Work as is necessary to restore the Premises to the condition existing prior to the introduction of any Hazardous Materials. All such Remedial Work shall be performed in conformance with the requires of Landlord and all applicable Environmental Laws. All Remedial Work shall be performed by one or more contractors, approved in advance in writing by Landlord, and under the supervision of a consulting engineer approved in advance in writing by Landlord. All costs and expenses of such Remedial Work shall be paid by Tenant including, without limitation, to the charges of such contractor(s) and/or the consulting engineer, and Landlord's reasonable attorneys' fees and costs incurred in connection with monitoring or review of such Remedial Work. In the event Tenant shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion such Remedial Work, Landlord may, but shall not be required to, cause such Remedial Work to be performed and all costs and expenses thereof, or incurred in connection therewith, shall become immediately due and payable.

The term "Hazardous Material" shall include without limitation:

     a. Those substances included within the definitions of "hazardous substances", "hazardous materials", "toxic substances", or "solid waste" in CERCLA, RCRA, and the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et. seq. and in the regulations promulgated pursuant to said laws;
     -------

     b. Those substances defined as "hazardous wastes" in Section 25117 of the California Health & Safety Code, or as "hazardous substances" in Section 25316 of the California Health & Safety Code, and in the regulations promulgated pursuant to said laws;

     c. Those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto);

     d. Such other substances, materials and wastes which are or become regulated under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state or local laws or regulations Including without limitation California Health and Safety Code, Division 20, and California Administrative Code, Division 4;

     e.  Any material, waste or substance which is (A) petroleum, (B) asbestos,
(C) polychlorinated biphenyls, (D) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Sections 1251 et. seq.
                                                                        -------
(33 U.S.C. Section 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. Section 1317); (E) flammable explosives; or (F) radioactive materials.

Landlord agrees to hold harmless Tenant from any claims, costs, or damages, including without limitation reasonable attorneys fees, caused by any hazardous materials existing within the Master Premises as of the date of execution of this Lease.


LANDLORD:                                 TENANT:

PHOENIX BUSINESS CENTER PARTNERS,         Barbeques Galore, Inc.,
a California Limited Partnership          a California corporation

By:  Russell/Sutro,
     a California limited partnership
Its: general partner                      By:   /s/ Sydney Selati
                                               -------------------------
                                               Sydney Selati
                                          Its: Chairman

     By:  /s/ Donald E. Russell
          ------------------------
          Donald E. Russell
     Its: general partner                 By:  /s/ Kevin J. Ralphs
                                               -------------------------
                                               Kevin J. Ralphs
                                          Its: Company Secretary

                                   Exhibit A

                            Description of Premises



Legal Description of Master Premises:

Parcels 8 and 12, as per Map filed in Book 112, Pages 17 through 25, inclusive, of Parcel Maps, in the Office of the County Recorder of Orange County, California, and now known as Parcel 1, in the City of Irvine, County of Orange, State of California, as shown on Parcel Map filed in Book 159, Pages 14 through 15, inclusive, of Parcel Maps in the Office of the County Recorder of said County.

Site Plan of Master Premises:



                 [DIAGRAM OF 15041 BAKE PARKWAY APPEARS HERE]



Description of Premises:             15041 Bake Parkway (Building 1)
                                     Suite A and a portion of Suite B
                                     Irvine, California


Landlord [INITIALS APPEAR HERE]      Tenant [INITIALS APPEAR HERE]
        -----------------------            -----------------------

                                   Exhibit B

                    Memorandum Confirming Commencement Date



PHOENIX BUSINESS CENTER PARTNERS, a California limited partnership ("Landlord") and Barbeques Galore, Inc., a California Corporation ("Tenant") have executed a Lease dated March 6, 1992 for premises located at 15041 Bake Parkway, Suite A, Irvine, California.

As of __________, Tenant has completed an inspection of the Premises. Tenant has taken receipt of keys to the Premises, and has taken possession of the premises as of _________. Tenant hereby accepts the Premises, with the exception of the incompleted items, latent defects and unsatisfactory punch list items specified during inspection which shall be corrected by Landlord's contractor. Said parties hereby confirm that the commencement date for the Lease is ________ and that this instrument is the confirmatory memorandum.


LANDLORD:                                     TENANT:

PHOENIX BUSINESS CENTER PARTNERS,             Barbeques Galore, Inc.,
a California Limited Partnership              a California corporation

By:   Russell/Sutro,
      a California limited partnership
Its:  general partner                         By:
                                                      --------------------------
                                                      Sydney Selati
      By:   /s/ Donald E. Russell             Its:    Chairman
            ---------------------------
            Donald E. Russell
      Its:  general partner                   By:
                                                      --------------------------
                                                      Kevin J. Ralphs
                                              Its:    Company Secretary

To be initialed at lease execution:

Landlord:   [INITIALS APPEAR HERE]            Tenant: [INITIALS APPEAR HERE]
            ---------------------------               --------------------------

                                   Exhibit C

                             Construction Addendum


The terms and conditions set forth in this Construction Addendum to the Lease dated March 6, 1992 by and between PHOENIX BUSINESS CENTER PARTNERS, a California limited partnership ("Landlord") and Barbeques Galore, Inc., a California corporation ("Tenant") shall prevail should there be any conflict between the terms and conditions set forth in the attached Lease.

1.   DEFINITION OF LANDLORD'S WORK

     As used herein the term "Landlord's Work" shall mean construction or installation of the improvements for the Premises described on the preliminary plans and outline specifications, which are attached hereto as Exhibit One to Exhibit C and incorporated herein by reference.

     Landlord shall construct Landlord's Work according to plans and specifications to be approved in writing by Landlord and Tenant in accordance with Paragraph 2 of this Exhibit C, which plans and specifications shall be substantially in accordance with Exhibit One to Exhibit C unless otherwise agreed in writing by Landlord and Tenant.

2.   APPROVAL OF PLANS

     a.  Cooperation

         Throughout the process of preparing plans and specifications and of obtaining necessary governmental permits and approval, each party shall act diligently and in good faith and shall cooperate in whatever manner may be required with the other and with governmental agencies, to the end that the procedures this Section 2 prescribes are completed as smoothly and quickly as possible.

     b.  Approval of Final Plans and Specifications

         Tenant at its cost shall furnish Landlord the information Landlord requires to prepare plans and specifications for the improvements Tenant desires for the Premises. After receipt of Tenant's information, Landlord shall cause plans and specifications to be prepared and submit them to Tenant for approval. Tenant shall then have two (2) business days in which to notify Landlord of any changes Tenant desires. If Landlord receives no such notice within said period, Tenant's approval shall be conclusively presumed.

     c.  Distribution of Approved Final Plans and Specifications

         When Landlord and Tenant agree upon the final plans and specifications, each party shall sign the pages of four (4) sets thereof and one (1) set shall be delivered to Tenant and three (3) delivered to Landlord.

     d.  Changes

         (i) If any changes of a material nature are required by any governmental authority to the plans and specifications approved by Landlord and Tenant, whether or not as a prerequisite to the granting of any permit necessary for the construction of the improvements or the issuance of an occupancy permit for the Premises, Landlord shall promptly notify Tenant in writing of the required changes. If Tenant does not object in writing to such changes within two (2) business days Tenant's approval thereof shall be conclusively presumed.

         (ii) If Tenant requests any changes to the approved plans and specifications at any time after they have been signed by the parties as set forth in Section 2(c) above, and Landlord agrees in writing to such changes, Tenant shall reimburse Landlord for Landlord's Costs related to such changes. Tenant shall pay such amount within ten (10) business days of approval by Landlord of such changes. As used herein "Landlord's Costs" shall include, without limitation: (a) all architectural and engineering expenses; (b) the cost of all permits and inspection fees relating to such change(s); (c) Landlord's contractor's price for effectuating the changes plus ten percent (10%) of said price.

3.   DELAY BY TENANT

     If the completion of Landlord's Work in Tenant's Premises is delayed by Tenant's failure to comply with the provisions of this Exhibit C, or by Tenant's requirement of unusual materials or installations, or by changes in the work ordered by Tenant or by extra work ordered by Tenant, then the rent shall commence to accrue on the Commencement Date as specified in Item #10 of the Basic Lease Information and in Paragraph 2.1 of the Lease.

4.   CONSTRUCTION AND COMPLETION

     Promptly following the signing of final plans and specifications by Landlord and Tenant, Landlord shall apply for and use its best efforts to obtain the necessary building permits for construction of the improvements. Promptly following issuance of the necessary building permits, Landlord shall commence construction in accordance with the final plans and specifications and shall use its best efforts substantially to complete Landlord's Work and to tender delivery of the Premises to Tenant on the Commencement Date.

5.   ACCEPTANCE OF PREMISES

     By entry into the Premises, Tenant shall be deemed to have acknowledged that Landlord's Work substantially conforms to Exhibit One to Exhibit C, and that the Premises are in good condition and repair and are suitable for Tenant's intended use. Landlord, however, at its cost, will correct any defects or deficiencies in Landlord's Work if Tenant notifies Landlord thereof within thirty (30) days after the Commencement Date.

6.   EARLY ENTRY

     If, prior to substantial completion of Landlord's Work, Tenant desires to enter the Premises in order to install trade fixtures or otherwise prepare the Premises for use, Tenant shall so notify Landlord, specifying the nature of the work ("Tenant's Work") Tenant desires to undertake. If Landlord, in Landlord's sole discretion, determines that prosecution of tenant's Work will not interfere with the prosecution of Landlord's Work, Landlord shall permit Tenant (and Tenant's contractors and agents) to perform Tenant's Work in the Premises. Tenant shall then follow whatever instructions Landlord may give concerning unloading and storage of materials, scheduling phases of work, coordination of trade and cleaning up. Tenant shall pay Landlord on demand whatever amount Landlord equitably determines is chargeable to Tenant for utilities used or consumed in the performance of Tenant's Work. If at any time Landlord determines that the prosecution of Tenant's Work interferes with the conduct of Landlord's Work, Tenant shall suspend Tenant's Work until completion of Landlord's Work.


LANDLORD:                                  TENANT:

PHOENIX BUSINESS CENTER PARTNERS,          Barbeques Galore, Inc.,
a California Limited Partnership           a California corporation

By:  Russell/Sutro,
     a California limited partnership
Its: general partner                       By:  /s/ Sydney Selati
                                                ------------------------
                                                Sydney Selati
                                           Its: Chairman
 By:  /s/ Donald E. Russell
      --------------------------
      Donald E Russell
 Its: general partner                      By:  /s/ Kevin J. Ralphs
                                                ------------------------
                                                Kevin J. Ralphs
                                           Its: Company Secretary

                           Exhibit One to Exhibit C

                                Barbeques Galore
                            Phoenix Business Center
                     General Notes & Outline Specifications



     1. All existing floorcovering to be removed and slab prepared for new floorcovering as follows:

                  Office areas:  30 ounce, 10 year rated carpet over carpet pad
                  Room 105:      Vinyl Composition Tile (VCT)
                  Restrooms:     Sheet vinyl
                  Stairs:        Vinyl Composition Tile (VCT)
                  Warehouse:     Concrete

     2. Existing ceiling tile to be removed and replaced. Existing ceiling grid to be painted, and repaired/replaced as required.

     3. Existing light fixtures and H.V.A.C. grills to be removed, cleaned, and re-installed.

     4. All new and existing partitions in the office area shall be sanded to a smooth finish prior to receiving flat paint to cover.

     5. All existing fixtures, windows, window mullions, hardware, etc. to be cleaned, and repaired if necessary.

     6. New +/-40' truck ramp to be installed at existing truck dock position. (not shown on floor plan)

     7. (2) @ +/-12' x 12' cased openings to be installed in existing 24' high wall adjacent to truck docks.


             [INITIALS                        [INITIALS
Landlord:   APPEAR HERE]            Tenant:   APPEAR HERE]
           --------------                    --------------

             [INITIALS                        [INITIALS
Landlord:   APPEAR HERE]            Tenant:   APPEAR HERE]
           --------------                    --------------



                            [DIAGRAM APPEARS HERE]

             [INITIALS                        [INITIALS
Landlord:   APPEAR HERE]            Tenant:   APPEAR HERE]
           --------------                    --------------



                            [DIAGRAM APPEARS HERE]

                                   Exhibit D

                                 Sign Criteria



This criteria establishes the uniform policies for all Tenant identification signs visible outside of the Premises. This criteria has been established for the purpose of maintaining the overall appearance of Phoenix Business Center. Conformance will be strictly enforced. Any sign installed that does not conform to the sign criteria will be brought into conformity at the expense of the Tenant.


A.   General Requirements

     1. A drawing of all proposed Tenant signs indicating copy, sizes, color, and locations shall be submitted to Landlord, prior to fabrication of any sign. Landlord shall respond to Tenant within ten (10) business days of Landlord's receipt of a sign submittal from Tenant. In the event Landlord does not respond within said period, Tenant's sign will be deemed approved by Landlord provided it meets the requirements stated in Paragraph B 1, 2, 3 and 5 of this Exhibit D.

     2. Landlord shall approve all copy and/or logo design and color, prior to the fabrication of the sign.

     3. Landlord shall direct the placement of all Tenant signs and the method of attachment to the building.

     4. Tenant shall be responsible for the fulfillment of requirements for this criteria.

     5.   Sign fabrication and installation shall be paid for by the Tenant.

B.   General Specifications

     1.   Tenant shall be allowed one sign regardless of size of occupancy.

     2. All signs to be of individual letters and logos with a minimum of 2" depth. No cans, frames or panels are permitted. Materials to be polystyrene backs with plexiglass or high impact faces or equal.

     3.   No electrical or audible signs will be allowed.

     4. Upon the removal of any sign, any damage to the building will be repaired by the Tenant.

     5. Except as provided herein, no advertising placards, banners, pennants, names, insignia, trademarks, or other descriptive material shall be affixed or maintained upon any automated machine, glass panes of the building, landscaped areas, streets, or parking areas.

Please contact Landlord for approvals and for assistance in the fabrication and installation of signs.


LANDLORD:                                         TENANT:

PHOENIX BUSINESS CENTER PARTNERS,                 Barbeques Galore, Inc.,
a California Limited Partnership                  a California corporation
By:  Russell/Sutro,
     a California limited partnership
Its: general partner                              By:  /s/ Sydney Selati
                                                       -------------------
                                                       Sydney Selati
     By: /s/ Donald E. Russell                    Its: Chairman
        ------------------------
          Donald E Russell
     Its: general partner                         By:  /s/ Kevin J. Ralphs
                                                       -------------------
                                                       Kevin J. Ralphs
                                                  Its: Company Secretary

                            FIRST AMENDMENT TO LEASE
                     BETWEEN WEYERHAEUSER MORTGAGE COMPANY
                           AND BARBEQUES GALORE, INC.



     This First Amendment to Lease (this "Amendment") is dated as of April 11, 1995, by and between WEYERHAEUSER MORTGAGE COMPANY, a California corporation ("Landlord"), as successor in interest to Phoenix Business Center Partners, and BARBEQUES GALORE, INC., a California corporation ("Tenant").



                                   RECITALS
                                   --------


A. Landlord and Tenant entered into that certain Lease dated March 6, 1992 in that project known as the Phoenix Business Center, located at 15041 Bake Parkway, Irvine, California 92718 (the "Lease").

B.   Landlord and Tenant desire to amend the Lease as hereinafter provided.



                                   AGREEMENT
                                   ---------


Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Lease. Now, therefore, Landlord and Tenant hereby covenant and agree as follows:


1.  Rentable Area of Premises. Section 1.4 of the Lease. Effective May 1, 1995,
    -------------------------
or upon completion of tenant improvements, the Rentable Area of Premises shall be increased to 33,756 square feet.

2.  Lease Term. Section 2.1 of Lease. The term of the Lease is hereby extended
    ----------
to January 31, 2000.

3.  Monthly Rental Rate. Section 3.1 of Lease.  Effective May 1, 1995 or upon
    -------------------
completion of tenant improvements the new base rental rate for the Premises shall be as follows:


          May 1, 1995 - January 31, 1998       $15,527.76 NNN
          May 1, 1996 - January 31, 2000      $16,148.78 NNN


4.  Tenant's Share (of Taxes and Common Expenses). Section 4.1.2. of Lease.
    ---------------------------------------------
Effective May 1, 1995 or upon completion of tenant improvements and in accordance with item 12 of the Basic Lease Information made a part of the Lease, Tenant's Share shall be 9.48%.

5.  Security Deposit  Section 29 of Lease. Effective February 1, 1998, Landlord
    ----------------
agrees to refund tenant's security deposit in the amount of $11,748.46.

6.   Tenant Improvements  Landlord will provide the following tenant
     -------------------
improvements; 1) new carpet and paint in Suite B, expansion premises, 2) secure premises from Suite C, 3) demise warehouse and office, 4) create an opening into warehouse and office from Suite A and 5) Landlord provides that additional leased space and construction work will meet all current government regulations and codes.

7.  Option to Expand  Tenant shall have an option to expand into the adjacent
    ----------------
10,497 square feet currently occupied by Western Digital, upon the expiration of Western Digital's lease - estimated to be March 31, 1998. Tenant must give Landlord written notice of intent to exercise said option no later than September 30, 1997. If the space becomes available prior to the estimated expiration date, Landlord will offer the space to Tenant at the same rate then being paid by the Tenant on their existing space. Tenant shall have five business days to respond to Landlord's offer in writing. If no response is received, it will be deemed a rejection of Landlord's offer and the Landlord will have the right to market the space with no further obligation to Tenant.

First Amendment to Lease
between WMC and BBQ
Page 2


8.   Miscellaneous. This Amendment may be executed in any number of
     -------------
counterparts, each of which shall he considered an original, but all of which together shall constitute one and the same instrument. Each party hereto shall execute such further instruments as may he necessary to give full effect to the agreements set forth in this Amendment.

Except as set forth in this First Amendment to Lease, all provisions of the Lease shall remain unchanged and in full force and effect.

     In witness whereof, Landlord and Tenant have executed this First Amendment to Lease as of the year and date first above written.


LANDLORD                            TENANT


WEYERHAEUSER MORTGAGE COMPANY,      BARBEQUES GALORE, INC.,
a California corporation            a California corporation


By: /s/ E A Gallagher               By: /s/ John Damiano
   --------------------------          ------------------------
     Elizabeth A. Gallagher         Name:   John Damiano
     Vice President                      ----------------------
                                    Title:  President
                                          ---------------------

     4.   Description of Premises. Provided Landlord delivers Suite C to Tenant
          -----------------------
in accordance with Section 7 below, Exhibit A of the Base Lease shall be deleted
                                    ---------
in its entirety and replaced with Exhibit A-1 attached hereto.
                                  -----------

     5.   Option to Expand- Provided Landlord delivers Suite C to Tenant in
          ----------------
accordance with Section 7 below, Section 7 of Amendment No.1 shall be deleted in
                ---------        ---------
its entirety.

     6.   Option to Extend.
          ----------------

          6.1 Landlord hereby grants to Tenant one (1) option to extend (the "Option to Extend") the Term of this Lease for a period of two (2) years and four (4) months (the "Extended Term"), commencing February 1, 2000 (the "Extended Term Commencement Date") and terminating May 31, 2002, on the same terms and conditions contained in this Lease, except that (a) there shall be no further option to extend the term of this Lease, (b) rent for the Extended Term shall be adjusted as described hereinbelow and (c) the Additional Payment shall be applied to rent due for the month immediately following the month in which Tenant timely delivers to Landlord the Extension Notice (as defined and pursuant to Section 6.2 below).
   -----------

          6.2 Tenant shall deliver to Landlord prior written notice (the "Extension Notice") of Tenant's election to exercise its Option to Extend no later than October 1, 1997.

          6.3  All rights of Tenant under the provisions of this Section 6 shall
                                                                 ---------
terminate and be of no further force or effect, notwithstanding Tenant's due and timely exercise of the Option to Extend, if at any time during the Term of this Lease Tenant defaults in the performance of any covenant, obligation or agreement to be performed by Tenant under this Lease.

          6.4 In the event Tenant timely exercises the Option to Extend as herein provided, rent for the Premises shall be adjusted as of the Extended Term Commencement Date to be equal to Twenty-Three Thousand Eight Hundred Ninety-Six and 62/100 Dollars ($23,896.62)($0.54 per square foot per month - $0.54 x 44,253).

          6.5 In the event Tenant timely exercises its Option to Extend, then Landlord shall (i) apply the Additional Payment against all rent due for the month immediately following the month in which Tenant timely exercised its Option to Extend, and (ii) abate Three Hundred Fifteen and 21/100 Dollars ($315.21) from Tenant's monthly rent with respect to Unit C, reducing such rent from Five Thousand Three Hundred Fifty-Three and 77/100 ($5,353.77) per month to Five Thousand Thirty-Eight and 56/100 Dollars ($5,038.56) per month for the period commencing on the first (1st) day of the first calendar month following Tenant's timely exercise of its Option to Extend through January 31, 2000. During the Extended Term rent for Suite C shall be adjusted pursuant to Section
                                                                        -------
6.4 above.
---

          6.6 The Option to Extend is personal to Tenant and shall automatically terminate upon any assignment, transfer, hypothecation or encumbrance of this Lease by Tenant or upon any sublease of all or a part of the Premises.

          6.7 In the event that Tenant fails to timely exercise its Option to Extend, Tenant shall be conclusively deemed to have elected not to exercise its Option to Extend and Tenant shall have no further rights under this Section 6.
                                                                    ---------

          6.8  Section 24 of the Base Lease is deleted in its entirety.
               ----------

     7.   Delivery of Suite C. Landlord and Tenant acknowledge that Suite C is
          -------------------
currently occupied by another tenant (the "Other Tenant"). Landlord shall use reasonable efforts to relocate the Other Tenant to the alternative space in the Phoenix Business Center. In the event that Landlord in its reasonable discretion, determines at any time, that Landlord is unable to relocate the Other Tenant, Landlord shall have no liability to Tenant as a result thereof and this Amendment No.2 shall remain in full force and effect, except for such provisions relating to

Suite C. Upon relocating the Other Tenant, Landlord shall deliver Suite C to Tenant in As-Is condition, broom swept.

     8.   General.
          -------

          8.1  Effect of Amendments. Landlord and Tenant acknowledge that the
               --------------------
Original Lease, as hereby amended, remains in full force and effect in accordance with its terms.

          8.2  Entire Agreement. The Original Lease, as modified herein,
               ----------------
constitutes the entire understanding between Landlord and Tenant, and can be changed only by a writing executed by Landlord and Tenant.

          8.3  Counterparts. If this Amendment No.2 is executed in counterparts,
               ------------
each is hereby declared to be an original; all, however, shall constitute but one and the same agreement.

          8.4  Corporate and Partnership Authority. If Tenant is a corporation
               -----------------------------------
or partnership, or is comprised of either or both of them, each individual executing this Amendment No.2 for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment No.2 on behalf of the corporation or partnership and that this Amendment No.2 is binding upon the corporation or partnership in accordance with its terms.

          8.5  Effective Date. The effective date (the "Effective Date") shall
               --------------
be the date Landlord delivers possession of Unit C to Tenant in broom swept condition pursuant to Section 7 above.
                      ---------

                                   EXECUTION
                                   ---------

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No.2 as of the date first written above.


"LANDLORD":                                   "TENANT":

BUCKHEAD INDUSTRIAL PROPERTIES, INC.          BARBEQUES GALORE, INC.,
a Maryland corporation                        a California corporation


By: Equitable Real Estate Investment            By: /s/ Kevin Ralphs
    Management Inc., as its agent                  ---------------------------
                                                   Name:     Kevin Ralphs
                                                        ----------------------
    By: /s/ John Schafer                           Title:        CFO
       -----------------------------                     ---------------------
            John Schafer
            Asset Manager

                                 EXHIBIT "A-1"


                            DESCRIPTION OF PREMISES



                                   SITE PLAN

                            Phoenix Business Center

           1 Marconi & 15041 Bake Pkwy + Irvine Spectrum, California



                      [DIAGRAM OF SITE PLAN APPEARS HERE]





                                EXHIBIT "A-1"

                           SECOND AMENDMENT TO LEASE


     This Second Amendment to Lease (this "Amendment No.2") is made as of the 14th day of April, 1997, by and between BUCKHEAD INDUSTRIAL PROPERTIES, INC., a
----
Maryland corporation ("Landlord"), as successor-in-interest to PHOENIX BUSINESS CENTER PARTNERS, a California limited partnership (the "Original Landlord") and BARBEQUES GALORE, INC., a California corporation ("Tenant"). This Amendment No.2 amends and modifies the terms and conditions of that certain Phoenix Business Center Multi-Tenant Net Lease dated March 6, 1992, by and between Original Landlord and Tenant (the "Base Lease"), as amended by that certain First Amendment to Lease dated April 11, 1995 ("Amendment No. I"). The Base Lease as amended by Amendment No. I is hereinafter referred to as the "Original Lease." The Original Lease, as hereby amended, is referred to herein as the "Lease."


                                R E C I T A L S
                                ---------------

     A. Landlord and Tenant previously entered into the Original Lease, which sets forth the terms and conditions relating to Tenant's occupancy of certain premises consisting of thirty-three thousand seven hundred fifty-six (33,756) rentable square feet (the "Premises") located in the Phoenix Business Center, 15041 Bake Parkway, Units A and B, Irvine, California.

     B. Landlord and Tenant desire to (i) expand the Premises to include an additional ten thousand four hundred ninety-seven (10,497) rentable square feet,
(ii) provide an option to extend the term of the Lease, and (iii) to set forth certain other matters of agreement between Landlord and Tenant.

     C. Capitalized terms which are not otherwise defined in this Amendment No.2 shall have the meanings ascribed to such terms in the Original Lease.


                               A G R E E M E N T
                               -----------------

     FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:


     1.   Basic Lease Information. As of the Effective Date (as defined in
          -----------------------
Section 7.5 below), Items 2, 3, 7 and 9 through 12, inclusive, of the Basic
-----------
Lease Information contained in the Original Lease are hereby deleted and replaced in their entirety as follows:

          "2.   Landlord:              The Equitable Life Assurance Society of
                                       the United States, a New York
                                       corporation

          3.    Address of Landlord:   c/o Compass Management and Leasing
                                       19900 MacArthur Boulevard, Suite 190
                                       Irvine, California 92612
                                       Attention: Stephen R. Lane

          7.    Section 1.1            Building: 15041 Bake Parkway - Building 1
                                       Suites: A, B and C

          9.    Section 1.4            Rentable Area of Premises: 44,253
                                       square feet
                                       Suite A & B: 33,756
                                       Suite C: 10,497

         10.    Section 2.1               Term: The term of this Lease commenced
                                          on August 22, 1992, and shall expire
                                          on January 31,2000.

         11.    Section 3 1               RENTAL RATE

              Suite A and B
              -------------

               Effective Period                     Monthly Rental (per      Annual Rental (per
               of Rental Rate                       rentable square foot)    rentable square foot)
               ----------------                     ---------------------    ---------------------
               August 22, 1992 - April              $11,748.46 ($0.43)       $140,981.52 ($5.16)
               30, 1995

               May 1, 1995 - January
                31, 1998                            $15,527.76 ($0.46)       $186,333.12 ($5.52)

               February 1, 1998 - January           $16,148.78 ($0.48)       $193,785.36 ($5.74)
               31, 2000


              Suite C
              -------

               Effective Period                     Monthly Rental (per      Annual Rental (per
               of Rental Rate                       rentable square foot)    rentable square foot)
               ----------------                     ---------------------    ---------------------
               Effective Date - January             $ 5,353.47 ($0.51)        $ 64,241.64 ($6.12)
               31, 2000

               (See Section 6 of
               Amendment No.2)

         12.   Section 4.1.2                        Tenant's Share: 12.3%"

     2.   Rent. Section 23 of the Base Lease is hereby deleted in its entirety.
          ----- ----------

     3.   Additional Payment. As consideration for Landlord to enter into this
          ------------------
Amendment, Tenant shall deliver to Landlord the sum of Ten Thousand and no/100 Dollars ($10,000.00)(the "Additional Payment"), as additional rent for Unit C, concurrent with Tenant's execution of this Amendment No.2. Notwithstanding the foregoing, in the event that Landlord is unable to deliver Suite C to Tenant in accordance with Section 7 below, a portion of the Additional Payment shall be
                ---------
applied to Tenant's basic monthly rental obligation as set forth herein. In the event Landlord is unable to deliver Suite C to Tenant by June 15,1997, the Additional Payment shall be reduced to Nine Thousand and no/100 Dollars ($9,000.00) and Landlord shall apply One Thousand and no/100 Dollars ($1,000.00) to Tenant's current basic rental obligation. In the event that Landlord is unable to deliver Suite C to Tenant by July 15, 1997, the Additional Payment shall be reduced to Six Thousand and no/100 Dollars ($6,000.00) and Landlord shall apply an additional Three Thousand and no/100 Dollars ($3,000.00) to Tenant's then current basic rental obligation. In the event that Landlord is unable to deliver Suite C to Tenant by September 15, 1997, the Additional Payment shall be reduced to Three Thousand and no/100 Dollars ($3,000.00) and Landlord shall apply an additional Three Thousand and no/100 Dollars ($3,000.00) to Tenant's then current basic rental obligation.

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